UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2016

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Dynamic U.S. Equity*
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Opportunities**

  *Effective after the close of business on April 30, 2015, the Goldman Sachs U.S Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.

**Effective after the close of business on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	DYNAMIC U.S. EQUITY

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY OPPORTUNITIES

TABLE OF CONTENTS

Investment Process	1

Market Review	2

Portfolio Management Discussions	5

Schedules of Investments	59

Financial Statements	78

Financial Highlights	88

Notes to Financial Statements	106

Other Information	126

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names

■	Dominant market shares

■	Pricing power

■	Recurring revenue streams

■	Free cash flow

■	Long product life cycles

■	Favorable long-term growth prospects

■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities struggled during the six months ended February 29, 2016 (the “Reporting Period”) amidst persistent volatility. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a decline of 0.92%. The Russell 3000® Index generated a return of -2.20%. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. equities throughout the Reporting Period.

Following a volatile summer, U.S. equities tumbled further in September 2015, alongside other global equity markets. Equity markets continued to fret about weak macroeconomic data from China and the global implications of that data. Further, the U.S. Federal Reserve (the “Fed”) elected not to raise interest rates in September 2015, thus seemingly reaffirming persistent concerns about the many sources of economic instability and slowing economic growth. Still, domestic economic news was rather positive. U.S. economic growth for the second quarter of 2015 was revised up to an annualized rate of 3.9%, led by stronger consumer and construction spending. Job growth for August 2015 was slightly below consensus expectations, but the unemployment rate continued to decline.

October 2015 saw a strong rebound for U.S. equities. U.S. equity markets maintained their focus on the timing of the Fed’s initial rate hike, and expectations of “lift off,” the term used for that initial rate hike, in December 2015 increased following comments from the Fed regarding solid consumer spending and strength in the housing market. U.S. Gross Domestic Product (“GDP”) growth for the third quarter of 2015 came in at 1.5%, which was generally in line with consensus expectations.

The S&P 500 Index finished November 2015 roughly flat, although this masked a mid-month sell-off, as market expectations of a December 2015 rate hike rose significantly and dampened investor sentiment following a strong October 2015 non-farm payrolls report and hawkish comments from Fed members at the Fed’s October 2015 meeting. However, the message that the U.S. economy was strong enough to withstand higher interest rates, along with an emphasis by the Fed that any tightening would be gradual, sparked a rally in the U.S. equity markets. Economic data was also relatively strong in November 2015, with third quarter 2015 GDP revised up to 2.1%. In December 2015, the Fed finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which re-emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. (Dovish language or action tends to be that which is not strong or aggressive (opposite of hawkish).)

Early in 2016, U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international markets and tightening financial conditions on the U.S. economy. Its statement was also somewhat bearish on economic growth, noting that activity had slowed in 2015. Indeed, U.S. GDP economic growth had slowed in the fourth quarter of 2015 according to preliminary estimates, expanding by just 0.7%, thus bringing the 2015 annual growth rate to 2.4%. While the Fed acknowledged further recovery in the U.S. labor market, its language on its inflation outlook was more dovish.

Market sentiment appeared to improve in February 2016 as central banks outside of the U.S. increasingly acknowledged rising economic risks and sent a more dovish signal, fueling

MARKET REVIEW

market expectations of further easing. For example, European Central Bank president Mario Draghi hinted at further stimulus. The People’s Bank of China signaled further monetary easing and a 50 basis point cut in its reserve requirement ratio for banks. Fed Chair Janet Yellen similarly released generally dovish remarks, stressing that the Fed was not on a “pre-set” path for hikes. U.S. equities were also supported during the month by strong U.S. economic data, rallying as fourth quarter 2015 GDP was revised up to 1.0%, coming in above consensus expectations. Also, the U.S. unemployment rate declined to an eight-year low of 4.9%, while retail sales increased 0.2% in January 2016, with the less volatile core retail sales figure increasing 0.6%. Further adding support to the U.S. equity market in the latter half of February 2016 was the oil price recovery, albeit modest, from its trough point on news of talks between oil producers to cap production.

For the Reporting Period overall, all market capitalizations posted negative returns, but large-cap companies performed least poorly, followed by mid-cap companies. Small-cap companies were weakest. Growth stocks outpaced value stocks within the large-cap segment of the U.S. equity market, but value stocks outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we expected positive, but below average, returns for global equities in 2016 overall in light of modest economic growth forecasts and rising valuations in some areas of the market. However, in our view, equities still looked more attractive than other asset classes in a persistently low-return environment.

After dipping in 2015, we expect global economic growth to increase modestly in 2016, which we think will be enough to sustain corporate profitability and allow stock prices to move higher. In our view, central banks are likely to remain accommodative given still-fragile global economic growth, which we also see as helpful for equity markets. Even in the U.S., where Fed policy has moved toward normalization, we do not expect to see much negative impact from what are likely to be gradual interest rate increases given continued strength in the housing and labor markets. However, the strong U.S. dollar may well remain a headwind for U.S. multinational markets.

While the macro outlook remains benign, U.S. credit and equities reflect some typical late-cycle signs, such as more shareholder-friendly actions, an increase in merger and acquisition activity and a pick-up in leverage, all of which tend to coincide with an environment lacking top-line, or revenue, growth. Higher equity valuations are also consistent with late-cycle indicators. In part due to years of ultra-low interest rates, U.S. equity market valuations have risen toward fair value, in our opinion, with some areas looking particularly vulnerable if companies cannot deliver growth.

One common theme across the developed markets is that we believe domestically-focused companies in the major regions could benefit from increasing domestic consumption while being more insulated from currency volatility. In the U.S., we expect that the strong dollar could continue to be a headwind for many globally-exposed companies but believe the consumer remains healthy.

We also believe that some extraordinary dynamics in the U.S. equity market in 2015 may have set up investment opportunities for 2016. The extremely narrow trading breadth of the market hit a 30-year low. For example, just ten stocks accounted for approximately 40% of the total positive contribution to the S&P 500 Index return in 2015. Also, value stocks notably

MARKET REVIEW

underperformed growth stocks in 2015. We expect some broadening of the market and reversal of these trends in 2016, as investors focus on the risk of high-priced stocks as well as on the relative attractiveness of the hundreds of stocks trading below the market multiple.

Regardless of market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain confidence in the companies the Funds own and believe they have the potential to outperform relative to the broader market regardless of economic growth conditions. As always, we maintain our focus on seeking to invest in companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Changes to the Funds’ Portfolio Management Team during the Reporting Period

In September 2015, as part of our ongoing commitment to identify strong talent and invest in our team, we added three new members to the investment team. Jessica Katz joins the firm as a Vice President, serving as a Sector Portfolio Manager in the industrials sector across the market capitalization range. Jessica has 10 years of industry experience and joins us from Eaton Vance, where she served as a member on the Large Cap Growth Team, covering the industrials and energy sectors. Prior to Eaton Vance, she held a variety of roles at Fidelity Investments, including equity research. Jessica now works alongside our current Sector Portfolio Managers, Gerald Maris and Diego Lozada-Ghirardi. Additionally, we took the opportunity to deepen the talent on our team by inviting Himanshu Gupta and Juhi Kashyap to join us as Research Analysts. Both Himanshu and Juhi join as Associates from within the firm. Himanshu has supported the Growth Team in a broader research capacity within GSAM over the past five years. He continues to work with our health care Sector Portfolio Managers, Timothy Leahy and Anant Padmanabhan. Juhi now works directly with Daniel Zimmerman to cover the financials sector. She started her career in the firm’s Investment Banking Division covering financial institutions.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -4.97%, -5.35%, -4.83%, -5.03%, -4.89%, -5.10% and -4.80%, respectively. These returns compare to the -1.22% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the health care, information technology and consumer staples sectors. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were energy and materials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global apparel company PVH, biotechnology firm Vertex Pharmaceuticals and molecular diagnostics company Cepheid.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds pressured the company’s results. Despite these concerns, which we see as short-term in nature, we believed at the end of the Reporting Period that PVH remained a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, we believe that established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was undervalued relative to its peers at the end of the Reporting Period, and we remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Primarily, its weakness was driven, in our view, by fourth quarter 2015 results that were below consensus expectations. The company attributed part of the miss to a slowdown in new patient growth due to clinic capacity restraints, creating a patient backlog. We believe Vertex Pharmaceuticals boasts strong underlying fundamentals and a promising product pipeline with significant short-term and long-term catalysts. At the end of the Reporting Period, we believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

PORTFOLIO RESULTS

Cepheid’s release of its third quarter 2015 earnings negatively pressured its share price during the Reporting Period. Its management cited the integration and productivity implications of doubling its U.S. salesforce as the primary driver behind its earnings miss. By the end of the Reporting Period, we believed the company had more time to train and integrate its new salesforce and thus further believed the company was poised well for growth. We maintained confidence in the actions its management was taking to accelerate the company’s growth profile. In our view, Cepheid remained the dominant molecular diagnostics platform at the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, flavor food products manufacturer McCormick and tobacco company Philip Morris International.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that we believe could unlock significant synergies.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. The positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view,

McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Philip Morris International was a top contributor to the Fund’s results, as the company executed well and reported solid third and fourth quarter 2015 earnings. At the end of the Reporting Period, we thought Philip Morris International was back on track fundamentally, with underlying momentum continuing to build. In our view, the company is among the highest quality large-cap consumer staples companies, with strong pricing power driving faster profit growth, what we consider to be an attractive margin and return profile, and a compelling dividend yield.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in fast-food retail giant McDonald’s. We believe improving sales and reductions in costs should lead to earnings upside and margin expansion. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. In our view, McDonald’s is a high quality franchise with a proficient management team and what we consider to be attractive opportunities to drive top-line growth and earnings.

We established a Fund position in Reynolds American, which is a holding company that manufactures and sells cigarettes in the U.S. We believe the industry backdrop remains favorable for tobacco companies. In our view, Reynolds American is well positioned to benefit from this industry backdrop during the next few years.

Conversely, we exited the Fund’s position in research-based biopharmaceutical company AbbVie. While we continue to like the company, we believe the risk/reward opportunities are greater within others in the industry.

We sold the Fund’s position in consumer products company Colgate-Palmolive. While we believe Colgate-Palmolive to be a quality business, we think there are better opportunities with more encouraging catalysts elsewhere in the industry. Additionally, we believe it is possible that Colgate-Palmolive could see an earnings decrease in the near term, as foreign

PORTFOLIO RESULTS

currency pressures continue to impact the company. As a result, we decided to exit the position and pursue higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology increased and its allocations to consumer staples and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, health care and industrials. The Fund was rather neutrally weighted to the Russell Index in energy, financials, information technology and materials and had no position at all in utilities or telecommunication services at the end of the Reporting Period.

FUND BASICS

Capital Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-4.97%	-1.22%
Class C	-5.35	-1.22
Institutional	-4.83	-1.22
Service	-5.03	-1.22
Class IR	-4.89	-1.22
Class R	-5.10	-1.22
Class R6	-4.80	-1.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.66%	10.99%	6.49%	9.04%	4/20/90
Class C	0.17	11.41	6.30	5.21	8/15/97
Institutional	2.36	12.69	7.52	6.41	8/15/97
Service	1.79	12.13	6.98	5.89	8/15/97
Class IR	2.19	12.53	N/A	6.93	11/30/07
Class R	1.66	11.96	N/A	6.40	11/30/07
Class R6	N/A	N/A	N/A	-3.96	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.49%
Class C	1.90	2.25
Institutional	0.75	1.09
Service	1.25	1.60
Class IR	0.90	1.24
Class R	1.40	1.74
Class R6	0.73	1.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.0%	Computers & Peripherals
MasterCard, Inc. Class A	2.8	IT Services
Facebook, Inc. Class A	2.7	Internet Software & Services
Amazon.com, Inc.	2.6	Internet & Catalog Retail
The Home Depot, Inc.	2.4	Specialty Retail
The Walt Disney Co.	2.3	Media
Alphabet, Inc. Class A	2.2	Internet Software & Services
Alphabet, Inc. Class C	2.2	Internet Software & Services
Honeywell International, Inc.	2.0	Aerospace & Defense
The Coca-Cola Co.	1.9	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -5.49%, -5.87%, -5.30%, -5.36%, -5.55% and -5.28%, respectively. These returns compare to the -1.22% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the information technology, health care and consumer staples sectors detracted from the Fund’s relative results most during the Reporting Period. The only sector to contribute positively to the Fund’s relative performance during the Reporting Period was financials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global apparel company PVH, education loan provider SLM (“Sallie Mae”) and biotechnology firm Vertex Pharmaceuticals.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds, including a strong U.S. dollar, pressured the company’s results. Despite these concerns, which we see as short-term in nature, we believed at the end of the Reporting Period that PVH remained a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, we believe that established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was undervalued relative to its peers at the end of the Reporting Period, and we remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

Shares of Sallie Mae were weak during the Reporting Period because of political uncertainty around policies in education financing. However, the company reported third quarter 2015 results with earnings ahead of market estimates. At the end of the Reporting Period, we believed Sallie Mae continued to demonstrate dominant and growing share in its market, with

PORTFOLIO RESULTS

a quality and tenured management team. The company was also well positioned, in our view, to benefit from macro-oriented trends, such as the rise in interest rates and in financial activity.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Primarily, its weakness was driven, in our view, by fourth quarter 2015 results that were below consensus expectations. The company attributed part of the miss to a slowdown in new patient growth due to clinic capacity restraints, creating a patient backlog. We believe Vertex Pharmaceuticals boasts strong underlying fundamentals and a promising product pipeline with significant short-term and long-term catalysts. At the end of the Reporting Period, we believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, online social media platform Facebook and flavor food products manufacturer McCormick.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that we believe could unlock significant synergies.

Facebook was a top positive contributor to the Fund’s relative results during the Reporting Period. The company reported strong fourth quarter 2015 results in January 2016, underpinned by advertisement revenue growth well above market expectations. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which we think should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase expected earnings. We think additional tailwinds in the form of lower and decreasing tax rates may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry, robust contribution from Instagram, and strong demand for its business across most segments and geographies warrant a constructive outlook on its long-term growth prospects.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. According to the company management, the positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view, McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Stryker, a medical technology company. We believe there are numerous earnings and growth levers during the next two years that could yield meaningful upside. Notably, we see potential benefit from its powerful new product cycle, the Mako robotics platform for knee implants, competitors going through merger integrations, and its recent European investments. In our view, Stryker may also benefit from plans to significantly reduce its selling, general and administrative costs in early 2016. With what we consider to be substantial drivers to growth and momentum across its business, we are positive on Stryker’s long-term outlook.

PORTFOLIO RESULTS

We established a Fund position in Danaher, a medical and industrial products manufacturer. Danaher released third quarter 2015 results that beat market expectations, reaffirmed its 2015 earnings guidance and released 2016 guidance that was in line with then-current consensus estimates. At the time of purchase, we believed Danaher’s near-term to medium-term earnings were depressed relative to the synergies from its acquisition of Pall. We also believed the company’s organic growth should garner a scarcity premium. Further, in our view, the company should merit a higher premium relative to its peers as so much of its earnings growth is anticipated to come from self-help, i.e. synergies, rather than macroeconomic factors.

Conversely, we eliminated the Fund’s position in information storage company EMC. While we continue to like the company, near-term volatility around its acquisition by Dell and long-term issues driven by a backlog of orders led us to use our proceeds toward other opportunities where we believe the risk/reward profile is more compelling.

We sold the Fund’s position in consumer products company Colgate-Palmolive. While we believe Colgate-Palmolive to be a quality business, we think there are better opportunities with more encouraging catalysts elsewhere in the industry. Additionally, we believe it is possible that Colgate-Palmolive could see an earnings decrease in the near term, as foreign currency pressures continue to impact the company. As a result, we decided to exit the position and pursue higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased as did its position in cash and its allocations to consumer staples, energy, financials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the financials, consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, materials and health care. The Fund was rather neutrally weighted relative to the Russell Index in consumer staples and energy and had no position at all in the utilities and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Concentrated Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-5.49%	-1.22%
Class C	-5.87	-1.22
Institutional	-5.30	-1.22
Class IR	-5.36	-1.22
Class R	-5.55	-1.22
Class R6	-5.28	-1.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-4.20%	9.83%	6.15%	6.93%	9/03/02
Class C	-0.45	10.27	5.96	6.57	9/03/02
Institutional	1.75	11.53	7.19	7.81	9/03/02
Class IR	1.65	11.37	N/A	5.88	11/30/07
Class R	1.06	10.81	N/A	5.37	11/30/07
Class R6	N/A	N/A	N/A	-3.14	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	1.60%
Class C	1.97	2.35
Institutional	0.82	1.20
Class IR	0.97	1.35
Class R	1.47	1.87
Class R6	0.80	1.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.5%	Computers & Peripherals
Facebook, Inc. Class A	4.9	Internet Software & Services
Alphabet, Inc. Class A	4.1	Internet Software & Services
Costco Wholesale Corp.	3.9	Food & Staples Retailing
American Tower Corp.	3.6	Real Estate Investment Trusts
Amazon.com, Inc.	3.3	Internet & Catalog Retail
Starbucks Corp.	3.1	Hotels, Restaurants & Leisure
Equinix, Inc.	3.0	Real Estate Investment Trusts
MasterCard, Inc. Class A	3.0	IT Services
Allergan PLC	2.9	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Dynamic U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Value Equity Investment Team discuss the Goldman Sachs Dynamic U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -7.33%, -7.61%, -7.09%, -7.17%, -7.35% and -7.07%, respectively. These returns compare to the -0.92% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in energy, information technology and financials detracted from the Fund’s relative results most. Having an overweighted allocation to financials, which significantly lagged the S&P 500 Index during the Reporting Period, and having an underweighted exposure to information technology, which outpaced the S&P 500 Index during the Reporting Period, also hurt performance. The only sector to contribute positively to the Fund’s relative performance during the Reporting Period was materials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oil and gas exploration and production company Southwestern Energy, car rental company Hertz Global Holdings and financial institution Bank of America.

Southwestern Energy was a top detractor from the Fund’s relative performance during the Reporting Period. Exceptionally warm fall and winter weather that added to concerns of an oversupplied natural gas market was the major headwind that led to the stock’s poor performance, as natural gas prices declined substantially. Broad-based declines in global commodities weakened investor appetite for stocks with direct commodity exposure. The company’s third quarter 2015 earnings came in ahead of consensus expectations, driven by higher than expected production metrics coupled with lower operating costs. However, challenging natural gas liquid and natural gas pricing caused shares to underperform following the earnings release. The company similarly reported fourth quarter 2015 earnings that beat consensus due to better than expected gas price realizations and midstream revenues. However, further capital expenditure cuts in 2016 led investors to anticipate a

PORTFOLIO RESULTS

larger decline in production than previously expected, and Southwestern Energy’s shares fell following the release. At the end of the Reporting Period, we continued to believe that Southwestern Energy has an underappreciated resource base, specifically in the Marcellus and Fayetteville shales, and that its newly acquired assets from Chesapeake Energy further strengthen the company’s position and growth opportunities. Additionally, we remained positive on the company’s operational leverage to higher natural gas prices and encouraged by its management team’s commitment to capital efficiency amidst challenging macro fundamentals.

Hertz Global Holdings was a top detractor from the Fund’s relative results during the Reporting Period. Its shares initially came under pressure after the company reported third quarter 2015 results that were below market expectations, driven by weaker than expected pricing trends in the U.S. caused by increased airport competition. Its sharp decline in share price in the latter half of the Reporting Period seemed to be driven more by investor fears related to macroeconomic conditions than by industry or stock-specific fundamentals. If the U.S. were to enter a span of slower economic growth, travel trends would likely soften and pressure car rental volumes and prices. A weaker demand environment could also pressure used car prices, which might cause the company to dispose of cars at lower residual values. Despite our positive long-term view of the company’s operational improvement initiatives, available capital deployment options and cost reduction opportunities, we sold the Fund’s position in Hertz Global Holdings by the end of the Reporting Period in favor of stocks with what we believed to have less economic sensitivity.

Banks underperformed broadly during the Reporting Period, in our opinion due to a decline in credit quality in the energy industry and concerns of contagion into other industries, such as metals/mining and industrials, moving forward. In addition, the 10-year U.S. Treasury yield moved below 2% during the Reporting Period, leading to a flattening of the yield curve, or a narrowing of yield differentials between the yields of long-term and shorter-term securities. Bank of America, impacted by these trends, was no exception to the industry’s broad underperformance. That said, at the end of the Reporting Period, we believed Bank of America could benefit from rising long-term and short-term rates. While we are aware of the macro risks present, we continued to be optimistic regarding Bank of America and positive on the stock’s discounted valuation. Overall, we were also positive on Bank of America’s leverage to a strengthening U.S. economy, and we continued to find the stock compelling from a risk/reward perspective.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in industrial conglomerate General Electric, athletic footwear, apparel and equipment company Nike and data center real estate investment trust (“REIT”) Equinix.

General Electric was the top positive contributor to the Fund’s relative results during the Reporting Period. The company reported third quarter 2015 earnings results that exceeded consensus expectations, driven by strong organic revenue growth and operating margin improvement. Additionally, its shares rose after General Electric’s long-awaited announcement about spinning off its majority stake in Synchrony Financial to existing shareholders. Further, in December 2015, General Electric held its 2016 outlook meeting, which included a projection of high single-digit earnings growth through 2018, achieved through above-average organic revenue growth, share repurchases, divestitures, and synergies from the company’s acquisition of Alstom Energy. At the end of the Reporting Period, we remained optimistic on the company’s growth prospects, as a strong backlog of orders and accretive synergies from recent transactions could be supportive to earnings in a potentially slow global economic growth environment, in our view.

Towards the end of December 2015, Nike reported solid fiscal second quarter results with accelerated growth in orders from the previous quarter. In our view, the company also continued to see broad-based momentum, notably in China, where its business remains strong. This worldwide growth, along with Nike’s introduction of new footwear, has allowed it to gain market share in an otherwise difficult macroeconomic and secular environment. Despite an inventory build-up from a port strike earlier in 2015, which we view as a near-term headwind, we expected, at the end of the Reporting Period, room for margin expansion through the company’s rising average selling prices. We also maintained our belief in the strength and quality of Nike’s franchise and remained positive at the end of the Reporting Period on the company’s long-term growth potential.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid

PORTFOLIO RESULTS

performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in online social media platform Facebook during the Reporting Period. The company reported strong fourth quarter 2015 results in January 2016, underpinned by advertisement revenue growth well above market expectations. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which we think should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase expected earnings. We think additional tailwinds in the form of lower and decreasing tax rates may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry, robust contribution from Instagram, and strong demand for its business across most segments and geographies warrant a constructive outlook on its long-term growth prospects.

We established a Fund position in MasterCard. We believe current macro trends are supportive of financial services and that MasterCard could be a key beneficiary. In particular, the company has deep exposure to emerging markets, where consumer card spending has seen recovery and is supported by promotional government efforts. In our view, MasterCard has a high quality management team and, given what we consider to be a favorable industry backdrop, a high quality business franchise. Given what we view as MasterCard’s attractive valuation, we sought to take advantage of what we view as a favorable risk/reward opportunity.

Conversely, we sold the Fund’s position in financial services company American International Group (“AIG”). We believe any complications with respect to its newly announced strategic plan could add negative pressure to the stock, as major changes within such a complex organization take time to harmonize, in our view. We took the opportunity to exit the Fund’s position in AIG to pursue higher conviction ideas.

We exited the Fund’s position in Boeing, a designer and manufacturer of commercial jetliners, military defense and spaceflight worldwide. During the Reporting Period, Boeing issued 2016 revenue and earnings guidance that was below consensus expectations, driven by commercial aircraft delivery timing and lower margins. Boeing has historically been conservative when issuing forward guidance, so this is not unusual. Though we continue to like the company, we believe the risk/reward profile for Boeing is less compelling and thus we felt it prudent to eliminate the position and pursue higher conviction investment opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, health care, information technology and materials increased and its allocations to consumer staples, financials, industrials and telecommunication services decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the S&P 500 Index in financials and consumer discretionary. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in industrials, utilities, health care, and was rather neutrally weighted to the S&P 500 Index in information technology, materials, energy and consumer staples. The Fund had no position at all in telecommunication services at the end of the Reporting Period.

FUND BASICS

Dynamic U.S. Equity Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	-7.33%	-0.92%
Class C	-7.61	-0.92
Institutional	-7.09	-0.92
Class IR	-7.17	-0.92
Class R	-7.35	-0.92
Class R6	-7.07	-0.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-7.55%	9.16%	10.09%	11/30/09
Class C	-3.85	9.58	10.28	11/30/09
Institutional	-1.79	10.84	11.56	11/30/09
Class IR	-2.02	10.66	11.37	11/30/09
Class R	-2.41	10.13	10.84	11/30/09
Class R6	N/A	N/A	-4.31	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	2.81%
Class C	1.97	3.56
Institutional	0.82	2.42
Class IR	0.97	2.63
Class R	1.47	3.10
Class R6	0.80	2.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co.	4.7%	Commercial Banks
Bank of America Corp.	3.8	Commercial Banks
EMC Corp.	3.6	Computers & Peripherals
Amazon.com, Inc.	3.4	Internet & Catalog Retail
Pfizer, Inc.	3.4	Pharmaceuticals
Whole Foods Market, Inc.	3.4	Food & Staples Retailing
Apple, Inc.	3.4	Computers & Peripherals
Facebook, Inc. Class A	3.1	Internet Software & Services
Allergan PLC	3.0	Pharmaceuticals
MasterCard, Inc. Class A	3.0	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -6.95%, -7.34%, -6.80%, -6.81%, -7.11% and -6.80%, respectively. These returns compare to the -2.20% cumulative total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were information technology, consumer staples, industrials and health care, wherein stock selection proved challenging. The only sector to contribute positively to the Fund’s relative performance during the Reporting Period was financials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in home furnishing retailer Restoration Hardware Holdings, global apparel company PVH and molecular diagnostics company Cepheid.

Restoration Hardware Holdings was the top detractor from the Fund’s relative performance during the Reporting Period. The company’s share price declined after it reported disappointing third quarter 2015 revenues, citing weaker performance in oil-exposed regions as the main driver. The company’s shares experienced further declines in the fourth quarter of 2015 when the company missed on its previous earnings guidance, reporting a significant decline in earnings per share year over year. Despite this recent weakness, we believed at the end of the Reporting Period that Restoration Hardware Holdings was poised for greater sales growth moving forward. We also believed the company could benefit from some of its ongoing initiatives, such as promotions and new store openings.

PVH was a top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds pressured the company’s results. Despite these concerns, which we see as short-term in nature, we believed at the end of the Reporting Period that PVH remained a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, established brand

PORTFOLIO RESULTS

names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was undervalued relative to its peers at the end of the Reporting Period, and we remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

Cepheid’s release of its third quarter 2015 earnings negatively pressured its share price during the Reporting Period. Its management cited the integration and productivity implications of doubling its U.S. salesforce as the primary driver behind its earnings miss. By the end of the Reporting Period, we believed the company had more time to train and integrate its new salesforce and thus further believed the company was poised well for growth. We maintained confidence in the actions its management was taking to accelerate the company’s growth profile. In our view, Cepheid remained the dominant molecular diagnostics platform at the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in retail bakery café Panera Bread, data center real estate investment trust (“REIT”) Equinix and flavor food products manufacturer McCormick.

Panera Bread Company was the top positive contributor to the Fund’s relative returns during the Reporting Period. The company’s share price declined early in the Reporting Period after its management decided to not provide commentary on 2016 guidance when it released its third quarter 2015 earnings. However, its share price recovered later in the Reporting Period, as fourth quarter 2015 results were released, highlighting better sales and restaurant margins. Additionally, Panera Bread guided 2016 earnings upward, which included consensus estimates at the high end of guidance. At the end of the Reporting Period, we remained positive on the company and believed store upgrades and increased marketing efforts should continue to drive traffic to a company that we believe has a strong secular opportunity in the fast-casual dining industry.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. According to the company management, the positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view, McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position in beverage company Coca-Cola. We view Coca-Cola as a high quality, large-cap consumer staples franchise, with iconic brands and a structurally advantaged global supply chain. However, the stock has been pressured in recent years by international macro headwinds and health concerns about soft drinks. We see meaningful positive incremental change occurring at Coca-Cola, with core category pricing improving sustainably, more aggressive cost cutting, productivity driving higher marketing reinvestment, and structural improvements from bottler refranchising. We expect the turnaround at the company to be increasingly appreciated by

PORTFOLIO RESULTS

the market over time. We also see room for earnings multiple expansion relative to other high quality consumer staples peers. These factors, combined with a stabilizing global macro and currency backdrop, could lead to faster growth and higher returns, in our view.

We initiated a Fund position in Boeing, a designer and manufacturer of commercial jetliners, military defense and spaceflight worldwide. In our view, the company is well positioned in the duopolistic commercial aerospace industry, as demand for its 787 aircraft remains healthy and execution improving. Additionally, we believe Boeing may well benefit from a cyclical recovery in the defense industry. We believe Boeing’s management team is shareholder friendly, as evidenced by a recent increase in buyback authorization and dividends, and we remain optimistic on its long-term growth prospects.

Conversely, we exited the Fund’s position in biotechnology company Amgen. Speculation around a possible acquisition drove up its share price, and while its performance had been strong, we opted to allocate our sales proceeds toward relatively higher conviction ideas.

We sold the Fund’s position in global media company Twenty-First Century Fox. Shares of the company had declined after a challenging 2015 earnings season in the media industry. During the earnings season, market fears were stoked by additional losses of subscribers to cord cutting, which pressured media stocks downward. (Cord cutting refers to the practice of stopping a cable or satellite television service or getting rid of a landline phone in favor of less expensive options.) As a result of the uncertainty around the media industry, we decided to exit the position in favor of opportunities where we believe the risk/reward profile is more compelling.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased and its allocations to financials and consumer staples decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary, information technology, financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, consumer staples, materials and industrials and was rather neutrally weighted to the Russell Index in telecommunication services. The Fund had no position at all in the utilities sector on at the end of the Reporting Period.

FUND BASICS

Flexible Cap Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 3000® Growth Index[2]
Class A	-6.95%	-2.20%
Class C	-7.34	-2.20
Institutional	-6.80	-2.20
Class IR	-6.81	-2.20
Class R	-7.11	-2.20
Class R6	-6.80	-2.20

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000® Growth Index (with dividends reinvested) measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-3.82%	10.33%	8.48%	1/31/08
Class C	0.00	10.77	8.48	1/31/08
Institutional	2.12	12.04	9.72	1/31/08
Class IR	1.98	11.87	9.55	1/31/08
Class R	1.48	11.34	9.02	1/31/08
Class R6	N/A	N/A	-5.82	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.22%	2.97%
Class C	1.97	3.71
Institutional	0.82	2.57
Class IR	0.97	2.66
Class R	1.47	3.24
Class R6	0.80	4.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.3%	Computers & Peripherals
Facebook, Inc. Class A	3.1	Internet Software & Services
Alphabet, Inc. Class A	2.8	Internet Software & Services
Amazon.com, Inc.	2.6	Internet & Catalog Retail
Alphabet, Inc. Class C	2.4	Internet Software & Services
MasterCard, Inc. Class A	2.1	IT Services
NIKE, Inc. Class B	2.0	Textiles, Apparel & Luxury Goods
Panera Bread Co. Class A	1.9	Hotels, Restaurants & Leisure
Costco Wholesale Corp.	1.9	Food & Staples Retailing
Starbucks Corp.	1.7	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -5.45%, -5.87%, -5.26%, -5.30%, -5.56% and -5.24%, respectively. These returns compare to the -1.22% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer discretionary, consumer staples and health care detracted from the Fund’s relative results most. Effective stock selection in the financials and information technology sectors and not having any exposure to the energy sector, which was by far the weakest performer in the Russell Index during the Reporting Period, helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global apparel company PVH, online travel company The Priceline Group and biotechnology firm Vertex Pharmaceuticals.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds pressured the company’s results. Despite these concerns, which we see as short-term in nature, we believed at the end of the Reporting Period that PVH remained a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was undervalued relative to its peers at the end of the Reporting Period, and we remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Primarily, its weakness was driven, in our view, by fourth quarter 2015 results that were below consensus expectations. The company attributed part of the miss to a slowdown in new patient growth due to clinic capacity restraints, creating a patient backlog. We believe Vertex Pharmaceuticals boasts strong underlying fundamentals and a promising product

PORTFOLIO RESULTS

pipeline with significant short-term and long-term catalysts. At the end of the Reporting Period, we believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Shares of The Priceline Group declined during the Reporting Period, as a deceleration in bookings and an unfavorable outlook for the travel industry weighed on the stock. While we believe The Priceline Group is a quality business, our confidence in the company was tested and as a result, we exited the position in favor of higher conviction ideas.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, Google’s parent company Alphabet and online social media platform Facebook.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Substantial growth in Alphabet’s core business and momentum in its mobile search and video advertisement revenue were key drivers of its positive returns during the Reporting Period. Additionally, the addition of Chief Financial Officer Ruth Porat increased final accountability among business unit managers, which we view as a constructive step toward the company becoming more shareholder-aligned. At the end of the Reporting Period, we believed Alphabet was a fairly valued, dominant business, with an experienced management team and an innovative product suite.

Facebook, a new purchase for the Fund during the Reporting Period, was a top positive contributor to the Fund’s relative results. The company reported strong fourth quarter 2015 results in January 2016, underpinned by advertisement revenue growth well above market expectations. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase expected earnings. We think additional tailwinds in the form of lower and decreasing tax rates may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry, robust contribution from Instagram, and strong demand for its business across most segments and geographies warrant a constructive outlook on its long-term growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchase of Facebook, already mentioned, we initiated a Fund position in fast-food retail giant McDonald’s. We believe improving sales and reduction in costs should lead to earnings upside and margin expansion. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. In our view, McDonald’s is a high quality franchise with a proficient management team and what we consider to be attractive opportunities to drive top-line growth and earnings.

Conversely, in addition to the sale of The Priceline Group, mentioned earlier, we exited the Fund’s position in information storage company EMC. While we continue to like the company, near-term volatility around its acquisition

PORTFOLIO RESULTS

by Dell and long-term issues driven by a backlog of orders led us to use our proceeds toward other opportunities where we believe the risk/reward profile is more compelling.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care increased and its allocations to financials, industrials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the financials and consumer staples sectors. On the same date, the Fund had an underweighted position compared to the Russell Index in industrials. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, health care and information technology and had no positions at all in the energy, utilities, telecommunication services or materials sectors at the end of the Reporting Period.

FUND BASICS

Focused Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-5.45%	-1.22%
Class C	-5.87	-1.22
Institutional	-5.26	-1.22
Class IR	-5.30	-1.22
Class R	-5.56	-1.22
Class R6	-5.24	-1.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Since Inception	Inception Date
Class A	-3.15%	13.07%	1/31/12
Class C	-0.30	13.87	1/31/12
Institutional	2.84	15.17	1/31/12
Class IR	2.74	15.02	1/31/12
Class R	2.23	14.44	1/31/12
Class R6	N/A	-1.45	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	2.22%
Class C	1.95	3.00
Institutional	0.80	1.85
Class IR	0.97	2.02
Class R	1.45	2.50
Class R6	0.78	1.83

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	9.6%	Computers & Peripherals
Alphabet, Inc. Class A	6.7	Internet Software & Services
Costco Wholesale Corp.	6.2	Food & Staples Retailing
Facebook, Inc. Class A	5.8	Internet Software & Services
American Tower Corp.	5.5	Real Estate Investment Trusts
Equinix, Inc.	5.2	Real Estate Investment Trusts
MasterCard, Inc. Class A	5.1	IT Services
Walgreens Boots Alliance, Inc.	5.0	Food & Staples Retailing
McDonald’s Corp.	4.5	Hotels, Restaurants & Leisure
Abbott Laboratories	4.4	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -10.08%, -10.38%, -9.89%, -10.10%, -9.96%, -10.19% and -9.89%, respectively. These returns compare to the -6.03% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the consumer discretionary, information technology and health care sectors. The only two sectors to contribute positively to the Fund’s relative performance during the Reporting Period were financials and energy, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in home furnishing retailer Restoration Hardware Holdings, molecular diagnostics company Cepheid and hospital and medical services provider holding company Adeptus Health.

Restoration Hardware Holdings was the top detractor from the Fund’s relative performance during the Reporting Period. The company’s share price declined after it reported disappointing third quarter 2015 revenues, citing weaker performance in oil-exposed regions as the main driver. The company’s shares experienced further declines in the fourth quarter of 2015 when the company missed on its previous earnings guidance, reporting a significant decline in earnings per share year over year. Despite this recent weakness, we believed at the end of the Reporting Period that Restoration Hardware Holdings was poised for greater sales growth moving forward. We also believed the company could benefit from some of its ongoing initiatives, such as promotions and new store openings.

Cepheid’s release of its third quarter 2015 earnings negatively pressured its share price during the Reporting Period. Its management cited the integration and productivity implications of doubling its U.S. salesforce as the primary driver behind its earnings miss. By the end of the Reporting Period, we believed the company had more time to train and integrate its new salesforce and thus further believed the

PORTFOLIO RESULTS

company was poised well for growth. We maintained confidence in the actions its management was taking to accelerate the company’s growth profile. In our view, Cepheid remained the dominant molecular diagnostics platform at the end of the Reporting Period.

Despite strong third quarter 2015 results, Adeptus Health’s shares traded lower during the Reporting Period, partly due to the industry-broad brush of other health services companies, which performed below market expectations. Additionally, the company’s results reflected some seasonal slowdown from the prior quarter, which may have impacted investor sentiment. At the end of the Reporting Period, we believed Adeptus Health remained one of the fastest growing players in the health care services industry with good visibility on new facility openings during the next few years. In our view, the company’s growth story has also been driven by its joint venture strategy that focuses on partnering with not-for-profit health care systems. Adeptus Health maintains a dominant position in a rapidly expanding industry, and we believe it presents significant upside potential should it continue to expand both organically and through its joint venture strategy.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in retail bakery café Panera Bread, data center real estate investment trust (“REIT”) Equinix and flavor food products manufacturer McCormick.

Panera Bread Company was the top positive contributor to the Fund’s relative returns during the Reporting Period. The company’s share price declined early in the Reporting Period after its management decided to not provide commentary on 2016 guidance when it released its third quarter 2015 earnings. However, its share price recovered later in the Reporting Period, as fourth quarter 2015 results were released, highlighting better sales and restaurant margins. Additionally, Panera Bread guided 2016 earnings upward, which included consensus estimates at the high end of guidance. At the end of the Reporting Period, we remained positive on the company and believed store upgrades and increased marketing efforts should continue to drive traffic to a company that we believe has a strong secular opportunity in the fast-casual dining industry.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. According to company management, the positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view, McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Expedia. We believe the online travel agency industry should continue to experience a healthy growth rate moving forward. We see Expedia as a market share gainer within this industry and expect the company to continue to be able to generate bookings and revenue growth.

We established a Fund position in Xylem, a water technology company, during the Reporting Period. In our view, Xylem is poised to benefit from secular growth and a cyclical recovery of water utility spending. The company’s exposure to oil is minimal, and we believe there are merger and acquisition opportunities to move up the water technology curve if needed. We are optimistic on Xylem’s margin expansion

PORTFOLIO RESULTS

prospects and believe its management team has done well to position the company for sustainable long-term growth.

Conversely, we exited the Fund’s position in surgical systems manufacturer Intuitive Surgical. Its stock held up relatively well during the market sell-off during the Reporting Period, but with what we perceive as increased competitive risk in the robotic surgery space, we opted to move proceeds to more compelling ideas.

We sold the Fund’s position in Hilton Worldwide Holdings, a holding company that provides hospitality services through its subsidiaries. We believe the company to be a strong growth franchise with a skilled management team. We also believe the company could benefit from upcoming catalysts, especially the real estate investment trust spin-out set to take place in 2016. However, we ultimately feel there are better opportunities in the industry with higher risk/reward potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, industrials and materials increased as did its position in cash and its allocations to consumer discretionary and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the telecommunication services and health care sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, industrials and consumer discretionary. The Fund was rather neutrally weighted to the Index in consumer staples, energy, information technology and materials and had no position at all in utilities at the end of the Reporting Period.

FUND BASICS

Growth Opportunities Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell Midcap® Growth Index[2]
Class A	-10.08%	-6.03%
Class C	-10.38	-6.03
Institutional	-9.89	-6.03
Service	-10.10	-6.03
Class IR	-9.96	-6.03
Class R	-10.19	-6.03
Class R6	-9.89	-6.03

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-10.82%	8.31%	7.75%	10.20%	5/24/99
Class C	-7.26	8.73	7.55	9.75	5/24/99
Institutional	-5.24	9.98	8.80	11.01	5/24/99
Service	-5.71	9.43	8.26	10.46	5/24/99
Class IR	-5.39	9.82	N/A	7.79	11/30/07
Class R	-5.88	9.26	N/A	7.25	11/30/07
Class R6	N/A	N/A	N/A	-7.70	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.40%
Class C	2.05	2.15
Institutional	0.95	1.00
Service	1.45	1.50
Class IR	1.05	1.15
Class R	1.55	1.65
Class R6	0.93	0.98

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
McCormick & Co., Inc.	2.7%	Food Products
Amphenol Corp. Class A	2.7	Electronic Equipment, Instruments & Components
Panera Bread Co. Class A	2.7	Hotels, Restaurants & Leisure
Equinix, Inc.	2.6	Real Estate Investment Trusts
Tractor Supply Co.	2.5	Specialty Retail
Henry Schein, Inc.	2.2	Health Care Providers & Services
The Middleby Corp.	2.1	Machinery
SBA Communications Corp. Class A	2.1	Diversified Telecommunication Services
Ulta Salon, Cosmetics & Fragrance, Inc.	2.1	Specialty Retail
The Sherwin-Williams Co.	2.0	Chemicals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -14.34%, -14.69%, -14.21%, -14.41%, -14.24%, -14.47% and -14.21%, respectively. These returns compare to the -11.30% cumulative total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole contributed positively during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from relative results most during the Reporting Period were information technology, health care and industrials, wherein stock selection was challenging. Effective stock selection in the financials, energy and materials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in home furnishing retailer Restoration Hardware Holdings, clinical-stage pharmaceutical company Cempra and hospital and medical services provider holding company Adeptus Health.

Restoration Hardware Holdings was the top detractor from the Fund’s relative performance during the Reporting Period. The company’s share price declined after it reported disappointing third quarter 2015 revenues, citing weaker performance in oil-exposed regions as the main driver. The company’s shares experienced further declines in the fourth quarter of 2015 when the company missed on its previous earnings guidance, reporting a significant decline in earnings per share year over year. Despite this recent weakness, we believed at the end of the Reporting Period that Restoration Hardware Holdings was poised for greater sales growth moving forward. We also believed the company could benefit from some of its ongoing initiatives, such as promotions and new store openings.

Cempra was a top detractor from the Fund’s relative results during the Reporting Period. Cempra develops antibiotics to meet critical medical needs in the treatment of bacterial infectious diseases and currently has two antibiotic candidates, Solithromycin and Taksta. Despite positive progress in the drugs’ clinical trials, shares of the company declined during the Reporting Period amid negative

PORTFOLIO RESULTS

sentiment in the pharmaceuticals industry broadly and around the latest drug pricing debate. Cempra’s share price was also pressured downward following its third quarter 2015 earnings release, despite the results being generally positive. We believe this was due to the market’s focus on Solithromycin’s side effects. We believe the company accomplished all it needed for the Food and Drug Administration’s approval and that concerns over side effects may have been an overreaction. At the end of the Reporting Period, we believed in the overall potential of Cempra’s antibiotic candidates and the attractiveness of novel antibiotics as a class.

Despite strong third quarter 2015 results, Adeptus Health’s shares traded lower during the Reporting Period, partly due to the industry-broad brush of other health services companies, which performed below market expectations. Additionally, the company’s results reflected some seasonal slowdown from the prior quarter, which may have impacted investor sentiment. At the end of the Reporting Period, we believed Adeptus Health remained one of the fastest growing players in the health care services industry with good visibility on new facility openings during the next few years. In our view, the company’s growth story has also been driven by its joint venture strategy that focuses on partnering with not-for-profit health care systems. Adeptus Health maintains a dominant position in a rapidly expanding industry, and we believe it presents significant upside potential should it continue to expand both organically and through its joint venture strategy.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in retail bakery café Panera Bread, data center real estate investment trust (“REIT”) Equinix and flavor food products manufacturer McCormick.

Panera Bread Company was the top positive contributor to the Fund’s relative returns during the Reporting Period. The company’s share price declined early in the Reporting Period after its management decided to not provide commentary on 2016 guidance when it released its third quarter 2015 earnings. However, its share price recovered later in the Reporting Period, as fourth quarter 2015 results were released, highlighting better sales and restaurant margins. Additionally, Panera Bread guided 2016 earnings upward, which included consensus estimates at the high end of guidance. At the end of the Reporting Period, we remained positive on the company and believed store upgrades and increased marketing efforts should continue to drive traffic to a company that we believe has a strong secular opportunity in the fast-casual dining industry.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. According to company management, the positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view, McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Xylem, a water technology company, during the Reporting Period. In our view, Xylem is poised to benefit from secular growth and a cyclical recovery of water utility spending. The company’s exposure to oil is minimal, and we believe there are merger and acquisition opportunities to move up the water technology curve if needed. We are optimistic on Xylem’s margin expansion prospects and believe its management team has done well to position the company for sustainable long-term growth.

We established a Fund position in Whole Foods Market, an organic foods supermarket chain. We are optimistic on the company and its dominant market position. Of note are the significant steps that Whole Foods Market’s management has actively taken to improve the company’s pricing and marketing. We believe these efforts could potentially drive sales growth in the coming quarters. We also like what we consider to be the company’s good earnings visibility from cost-reduction efforts and its potential share buybacks.

Conversely, we exited the Fund’s position in Jarden, a multi-brand consumer products company. Jarden has been a strong performer, and while we continue to like the business, we believe it is too large to own in this Fund for the long term. As a result, we decided to sell the position in favor of other compelling opportunities.

We eliminated the Fund’s position in Roadrunner Transportation Systems, a leading asset-light transportation and logistics service provider. Our confidence in the company was tested by an overall weak outlook for freight volumes across the transportation industry. In turn, we opted to sell the position and pursue higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples, health care and telecommunication services increased and its allocations to financials, industrials and information technology decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the consumer staples, telecommunication services and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, information technology, materials and industrials. The Fund was rather neutrally weighted to the Index in energy and health care and had no position at all in utilities at the end of the Reporting Period.

FUND BASICS

Small/Mid Cap Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 2500® Growth Index[2]
Class A	-14.34%	-11.30%
Class C	-14.69	-11.30
Institutional	-14.21	-11.30
Service	-14.41	-11.30
Class IR	-14.24	-11.30
Class R	-14.47	-11.30
Class R6	-14.21	-11.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500® Growth Index (with dividends reinvested) is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.59%	10.12%	9.56%	9.65%	6/30/05
Class C	-2.91	10.54	9.35	9.38	6/30/05
Institutional	-0.79	11.81	10.62	10.64	6/30/05
Service	-1.33	11.24	10.05	10.08	6/30/05
Class IR	-0.95	11.65	N/A	9.21	11/30/07
Class R	-1.44	11.09	N/A	8.67	11/30/07
Class R6	N/A	N/A	N/A	-10.38	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.45%
Class C	2.05	2.20
Institutional	0.93	1.05
Service	1.42	1.55
Class IR	1.05	1.20
Class R	1.55	1.70
Class R6	0.91	1.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Panera Bread Co. Class A	2.7%	Hotels, Restaurants & Leisure
Tractor Supply Co.	2.6	Specialty Retail
Eagle Bancorp, Inc.	2.5	Commercial Banks
Ulta Salon, Cosmetics & Fragrance, Inc.	2.1	Specialty Retail
The Middleby Corp.	2.1	Machinery
Black Knight Financial Services, Inc. Class A	2.1	IT Services
Xylem, Inc.	1.9	Machinery
Under Armour, Inc. Class A	1.9	Textiles, Apparel & Luxury Goods
Fortune Brands Home & Security, Inc.	1.8	Building Products
Healthcare Services Group, Inc.	1.8	Commercial Services & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR, R and R6 Shares generated cumulative total returns, without sales charges, of -4.41%, -4.75%, -4.17%, -4.45%, -4.28%, -4.47% and -4.23%, respectively. These returns compare to the -1.22% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the Russell Index during the Reporting Period. Sector allocation as a whole also detracted, albeit more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, information technology and consumer staples detracted from the Fund’s relative results most during the Reporting Period. The only sector to contribute positively to the Fund’s relative performance during the Reporting Period was financials, wherein effective stock selection drove results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global apparel company PVH, oil and gas exploration and production company Anadarko Petroleum and biotechnology firm Vertex Pharmaceuticals.

PVH was the top detractor from the Fund’s results during the Reporting Period. Weakness in the U.S. retail environment, high promotions in the industry, and currency headwinds pressured the company’s results. Despite these concerns, which we see as short-term in nature, we believed at the end of the Reporting Period that PVH remained a leading franchise with dominant market share, strong pricing power and solid fundamentals. Particularly, established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. In our view, PVH was undervalued relative to its peers at the end of the Reporting Period, and we remained optimistic on what we see as the company’s significant free cash flow generation ability, quality of management and return potential.

During the Reporting Period, the energy sector continued to demonstrate an unfavorable macro-economic backdrop, leading to secular underperformance. Despite strong underlying fundamentals, Anadarko Petroleum’s stock price was impacted by this volatility in the industry. In early 2016, the company announced fourth quarter 2015 results with higher production and cash flows than market expectations.

PORTFOLIO RESULTS

At the end of the Reporting Period, we believed Anadarko Petroleum’s core business remained solid. Further, in our view, what we consider to be the company’s capable management team and its dominant market share position it well for long-term outperformance.

Vertex Pharmaceuticals was a top detractor from the Fund’s performance during the Reporting Period. Primarily, its weakness was driven, in our view, by fourth quarter 2015 results that were below consensus expectations. The company attributed part of the miss to a slowdown in new patient growth due to clinic capacity restraints, creating a patient backlog. We believe Vertex Pharmaceuticals boasts strong underlying fundamentals and a promising product pipeline with significant short-term and long-term catalysts. At the end of the Reporting Period, we believed the company, led by what we consider to be a capable management team, could continue to see growth given its dominant market share in its space and given geographic expansionary efforts that have contributed to meaningful profitability.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in data center real estate investment trust (“REIT”) Equinix, online social media platform Facebook and flavor food products manufacturer McCormick.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Facebook was a top positive contributor to the Fund’s relative results during the Reporting Period. The company reported strong fourth quarter 2015 results in January 2016, underpinned by advertisement revenue growth well above market expectations. At the end of the Reporting Period, we remained positive on Facebook’s high operating expenditures, at what we consider to be manageable levels, which should allow the company to invest aggressively in substantial growth opportunities and simultaneously increase expected earnings. We think additional tailwinds in the form of lower and decreasing tax rates may further benefit the company in coming years. In our view, Facebook’s strong fundamentals, high barriers to entry, robust contribution from Instagram, and strong demand for its business across most segments and geographies warrant a constructive outlook on its long-term growth prospects.

Shares of McCormick rose, as the company benefited from strong fourth quarter 2015 results, with earnings coming in slightly above consensus estimates. According to company management, the positive results were driven by a broad improvement in organic growth across its consumer and industrial businesses. At the end of the Reporting Period, we were encouraged by the better earnings visibility and improving momentum in McCormick’s consumer business. We believed the company might benefit from the secular growth in healthy cooking and the stabilization of private label competitors across many of its core spice categories. We further believed the company had the ability to continue to unlock growth given its global expansion efforts and product popularity. Finally, in our view, McCormick is led by a quality management team, which is capable of producing strong results moving forward.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in fast-food retail giant McDonald’s. We believe improving sales and reduction in costs should lead to earnings upside and margin expansion. We further think that McDonald’s reduction in capital expenditures and further refranchising could lead to improving return on invested capital and free up additional capital to repurchase stock. In our view, McDonald’s is a high quality franchise with a proficient management team and what we consider to be attractive opportunities to drive top-line growth and earnings.

We established a Fund position in Reynolds American, which is a holding company that manufactures and sells cigarettes in the U.S. We believe the industry backdrop

PORTFOLIO RESULTS

remains favorable for tobacco companies. In our view, Reynolds American is well positioned to benefit from this industry backdrop during the next few years.

Conversely, we eliminated the Fund’s position in information storage company EMC. While we continue to like the company, near-term volatility around its acquisition by Dell and long-term issues driven by a backlog of orders led us to use our proceeds toward other opportunities where we believe the risk/reward profile is more compelling.

We sold the Fund’s position in consumer products company Colgate-Palmolive. While we believe Colgate-Palmolive to be a quality business, we think there are better opportunities with more encouraging catalysts elsewhere in the industry. Additionally, we believe it is possible that Colgate-Palmolive could see an earnings decrease in the near term, as foreign currency pressures continue to impact the company. As a result, we decided to exit the position and pursue higher conviction ideas.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased and its allocations to financials and industrials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted positions relative to the Russell Index in the financials and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care and materials. The Fund was rather neutrally weighted to the Russell Index in consumer staples, energy and information technology and had no positions at all in utilities and telecommunication services at the end of the Reporting Period.

FUND BASICS

Strategic Growth Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	-4.41%	-1.22%
Class C	-4.75	-1.22
Institutional	-4.17	-1.22
Service	-4.45	-1.22
Class IR	-4.28	-1.22
Class R	-4.47	-1.22
Class R6	-4.23	-1.22

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.52%	11.01%	6.70%	3.32%	5/24/99
Class C	1.16	11.42	6.49	2.90	5/24/99
Institutional	3.45	12.72	7.73	4.09	5/24/99
Service	3.02	12.20	7.25	3.66	5/24/99
Class IR	3.26	12.52	N/A	15.31	01/06/09
Class R	2.88	12.04	N/A	14.82	01/06/09
Class R6	N/A	N/A	N/A	-2.64	7/31/15

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end or cumulative total returns for periods less than 1 year. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.52%
Class C	1.90	2.27
Institutional	0.75	1.12
Service	1.25	1.62
Class IR	0.90	1.27
Class R	1.40	1.76
Class R6	0.73	1.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.7%	Computers & Peripherals
Facebook, Inc. Class A	3.6	Internet Software & Services
Alphabet, Inc. Class A	3.1	Internet Software & Services
Amazon.com, Inc.	2.9	Internet & Catalog Retail
Costco Wholesale Corp.	2.7	Food & Staples Retailing
The Coca-Cola Co.	2.4	Beverages
American Tower Corp.	2.3	Real Estate Investment Trusts
Alphabet, Inc. Class C	2.3	Internet Software & Services
Equinix, Inc.	2.3	Real Estate Investment Trusts
Starbucks Corp.	2.3	Hotels, Restaurants & Leisure

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Technology Opportunities Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at time of purchase) in equity investments in technology companies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-40 companies that are considered by the Investment Adviser to benefit from the proliferation of technology. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets measured at the time of purchase in foreign securities, including securities of issuers in countries with emerging markets or economies and securities quoted in foreign currencies. The Fund may also invest in privately held companies and companies that only recently began to trade publicly.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of -5.44%, -5.78%, -5.23%, -5.52% and -5.32%, respectively. These returns compare to the 1.18% cumulative total return of the Fund’s benchmark, the S&P North American Technology Sector Index (the “S&P Technology Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall detracted from the Fund’s performance relative to the S&P Technology Index during the Reporting Period. Sector allocation as a whole also detracted, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the S&P Technology Index have the majority of their respective assets allocated to the information technology sector, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting most from the Fund’s relative results was weak stock selection in information technology and having exposure to the telecommunication services sector, which is not a component of the S&P Technology Index but which lagged the S&P Technology Index during the Reporting Period. Effective stock selection in the financials and consumer discretionary sectors buoyed the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in cloud-based digital commerce solutions provider Demandware, data software provider Splunk and cloud-based software-as-a-service (“SaaS”) provider ServiceNow.

Demandware reported earnings results with revenues, margins and free cash flow higher than expectations, but guidance for contracts widened to account for large deal risk, macroeconomic concerns and exposure to consumers through its vertical. (The term “vertical” in business refers to a vertical market. Basically, a vertical market is one where businesses and marketers cater to the needs of a specific group of people within an industry. This concept is in contrast to a horizontal market, where the focus is diverted to a large amount of people regardless of industry.) These concerns led to the company’s stock price declining, but we believe the company is poised for an attractive risk/reward dynamic during the next year. In our view, Demandware’s underlying fundamentals remained solid at the end of the Reporting Period, and we believe the company remains a merger and acquisition target given its unique asset as a primary customer web-facing platform.

PORTFOLIO RESULTS

Splunk was a top detractor from the Fund’s relative returns during the Reporting Period. Broader market and secular volatility, alongside competition concerns, which we think are near term, led to a stock price decline despite the company’s accelerating growth during the Reporting Period. We believe Splunk’s ability to monitor events in real time, provide forensics, and integrate with third party providers, gives it a significant competitive advantage. In our view, our overall investment thesis for Splunk remained intact at the end of the Reporting Period, as we believe the company is attractively valued relative to its peers and well positioned to benefit from growing demand for web analytics and cybersecurity.

ServiceNow is a provider of cloud-based services to automate enterprise information technology operations. The company reported mixed fourth quarter 2015 results, with billings that missed market estimates. Its management guided on the low end for 2016, which we think was driven by a sales mix of lower margin products. Despite this, ServiceNow beat market expectations for top and bottom line results, driven by gross margin improvements and higher operating cash flows. At the end of the Reporting Period, we believed that ServiceNow remained a high quality growth business in the software industry and that the company may well generate shareholder value through its product pipeline and acquisition synergies.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P Technology Index from positions in data center real estate investment trust (“REIT”) Equinix, software company Intuit and leading information storage company EMC.

Equinix was a strong contributor to the Fund’s performance during the Reporting Period. The company announced high quality results for the second and third quarters of 2015, as secular growth in enterprise spending helped drive organic revenue growth and bookings to record levels. Also, solid performance in all regions in which the REIT operates led Equinix to raise guidance across key metrics during the Reporting Period, which was well received by the markets. In our view, Equinix continued at the end of the Reporting Period to present a favorable outlook, as pricing has been net positive in the low churn rate, or turnover, environment. Going forward, we believe Equinix may further benefit from its steady recurring revenue business model, steady demand environment, and integration of recent acquisitions that could unlock significant synergies.

Intuit is a software company that develops financial and tax preparation programs. The company held its “investor day,” or annual investor meeting, in September 2015, reporting growth in the underlying metrics of the business. Specifically, the high proportion of new QuickBooks online subscribers and their growth highlighted Intuit’s meaningful market expansion, with the potential for further monetization in the future. The company also reported fiscal first quarter results toward the end of 2015, with better than expected revenues and earnings and continued momentum in its underlying metrics. In our view, Intuit is a solid franchise, with improving and accelerating product offers and healthy trends in its core business and subscription growth.

EMC was a top positive contributor to the Fund’s relative results during the Reporting Period. Toward the end of 2015, Dell announced plans to acquire EMC, and developments in the acquisition negatively affected its share price in the near term. Longer term, however, EMC’s management stated it is confident that growth and the overall storage market should be stronger moving forward, driving EMC’s stock to a positive total return for the Reporting Period overall. EMC is a market leader in storage and, in our view, has the opportunity to continue to take share in a relatively fragmented market. In addition, we believe the company is well positioned to take advantage of future technological changes, as what we consider to be its forward-looking management team has a history of embracing and driving change.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in MasterCard. We believe current macro trends are supportive of financial services and that MasterCard could be a key beneficiary. In particular, the company has deep exposure to emerging markets, where consumer card spending has seen recovery and is supported by promotional government efforts. In our view, MasterCard has a high quality management team and, given what we consider to be a favorable industry backdrop, a high quality business franchise. Given what we view as MasterCard’s

PORTFOLIO RESULTS

attractive valuation, we sought to take advantage of what we view as a favorable risk/reward opportunity.

We established a Fund position in Electronic Arts, a developer and distributor of video games on consoles, personal computers, mobile phones and tablets. We believe video game publishers are the new big media content companies without cord cutting threats. (Cord cutting refers to the practice of stopping a cable or satellite television service or getting rid of a landline phone in favor of less expensive options.) We are positive on Electronic Arts’ transition from a hit-driven, console-cycle dependent business to a more stable, recurring revenue business with increasing digitization in offerings. We see growth catalysts through the company’s strong gaming pipeline for its fiscal year 2017 and medium-term growth drivers from eSports and virtual reality. With what we view as sustainable margin expansion capability and capital structure opportunities to enhance shareholder returns, we are optimistic on Electronic Arts’ long-term performance.

Conversely, we exited the Fund’s position in payment solutions provider Global Payments. Management of the company raised its 2016 earnings guidance after reporting impressive first fiscal quarter earnings results that beat consensus expectations. Following the strong performance, we believed its shares were fully valued and decided to allocate proceeds into other opportunities with what we considered more compelling risk/reward profiles.

We sold the Fund’s position in Internet radio services provider Pandora Media. We believe Pandora Media has a capable management team that remains focused on driving growth. However, the company’s weak quarterly results during the Reporting Period made us cautious on its long-term prospects. As a result, we decided to eliminate the Fund’s position in the company to fund other ideas with more attractive risk/reward profiles, in our view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased relative to the S&P Technology Index. The Fund’s position in cash decreased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund’s was underweighted relative to the S&P Technology Index in the information technology sector and was rather neutrally weighted to the S&P Technology Index in the consumer discretionary sector, the only other component of the S&P Technology Index. On the same date, the Fund had exposure to the financials and telecommunication services sectors.

FUND BASICS

Technology Opportunities Fund

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015–February 29, 2016	Fund Total Return (based on NAV)[1]	S&P North American Technology Sector Index[2]
Class A	-5.44%	1.18%
Class C	-5.78	1.18
Institutional	-5.23	1.18
Service	-5.52	1.18
Class IR	-5.32	1.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”)® technology sector and Internet retail sub-industry.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.72%	8.51%	9.49%	4.41%	10/1/99
Class C	5.79	8.92	9.29	3.98	10/1/99
Institutional	8.12	10.19	10.55	5.20	10/1/99
Service	7.54	9.64	10.01	4.69	10/1/99
Class IR	7.91	10.00	N/A	11.95	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.54%
Class C	2.22	2.29
Institutional	1.07	1.14
Service	1.57	1.64
Class IR	1.22	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/16[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.6%	Computers & Peripherals
Facebook, Inc. Class A	5.5	Internet Software & Services
Amazon.com, Inc.	4.7	Internet & Catalog Retail
Alphabet, Inc. Class A	4.5	Internet Software & Services
Alphabet, Inc. Class C	4.1	Internet Software & Services
NXP Semiconductors NV	3.8	Semiconductors & Semiconductor Equipment
ServiceNow, Inc.	3.6	Software
Amphenol Corp. Class A	3.3	Electronic Equipment, Instruments & Components
Salesforce.com, Inc.	3.3	Software
American Tower Corp.	3.2	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of February 29, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the GICS, however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%

Aerospace & Defense – 3.8%
162,947	Honeywell International, Inc.	$16,514,678
97,356	The Boeing Co.	11,505,532
26,754	United Technologies Corp.	2,584,972

		30,605,182

Airlines* – 0.6%
85,392	United Continental Holdings, Inc.	4,889,546

Auto Components – 0.9%
232,228	BorgWarner, Inc.	7,589,211

Beverages – 3.4%
23,905	Brown-Forman Corp. Class B	2,353,925
52,377	Molson Coors Brewing Co. Class B	4,466,187
62,055	PepsiCo., Inc.	6,070,220
349,971	The Coca-Cola Co.	15,094,249

		27,984,581

Biotechnology – 5.5%
31,506	Alexion Pharmaceuticals, Inc.*	4,436,045
40,965	Alkermes PLC*	1,321,941
41,348	Biogen, Inc.*	10,726,498
14,851	BioMarin Pharmaceutical, Inc.*	1,215,851
43,443	Celgene Corp.*	4,380,358
94,822	Cepheid, Inc.*	2,814,317
131,218	Gilead Sciences, Inc.	11,448,770
11,226	Ultragenyx Pharmaceutical, Inc.*	684,674
86,505	Vertex Pharmaceuticals, Inc.*	7,395,312

		44,423,766

Building Products – 1.6%
257,422	Fortune Brands Home & Security, Inc.	12,927,733

Capital Markets* – 0.8%
47,092	Affiliated Managers Group, Inc.	6,531,190

Chemicals – 3.4%
68,381	Ashland, Inc.	6,516,025
366,321	Axalta Coating Systems Ltd.*	9,509,693
98,163	RPM International, Inc.	4,009,959
28,081	The Sherwin-Williams Co.	7,595,911

		27,631,588

Commercial Banks – 0.8%
101,637	First Republic Bank	6,254,741

Computers & Peripherals – 6.8%
505,562	Apple, Inc.	48,882,790
243,304	EMC Corp.	6,357,533

		55,240,323

Consumer Finance – 0.7%
28,099	American Express Co.	1,561,742
676,232	SLM Corp.*	3,949,195

		5,510,937

Containers & Packaging – 0.5%
57,565	Avery Dennison Corp.	3,748,633

Distributors* – 0.4%
125,887	LKQ Corp.	3,474,481

Common Stocks – (continued)
Diversified Financial Services – 1.0%
32,647	Intercontinental Exchange, Inc.	$7,785,004

Electrical Equipment* – 0.5%
131,177	Sensata Technologies Holding NV	4,474,447

Electronic Equipment, Instruments & Components – 0.6%
91,413	Amphenol Corp. Class A	4,851,288

Energy Equipment & Services – 0.1%
25,257	Baker Hughes, Inc.	1,082,768

Food & Staples Retailing – 3.7%
83,621	Costco Wholesale Corp.	12,545,659
162,146	Walgreens Boots Alliance, Inc.	12,799,805
152,454	Whole Foods Market, Inc.	4,773,335

		30,118,799

Food Products – 1.0%
89,619	McCormick & Co., Inc.	8,357,868

Health Care Equipment & Supplies – 1.6%
147,597	Abbott Laboratories	5,717,907
7,114	Intuitive Surgical, Inc.*	4,005,609
35,660	Stryker Corp.	3,561,721

		13,285,237

Health Care Providers & Services – 2.6%
55,224	Aetna, Inc.	5,998,983
42,528	Cardinal Health, Inc.	3,474,538
19,210	Henry Schein, Inc.*	3,178,294
53,079	McKesson Corp.	8,260,154

		20,911,969

Health Care Technology* – 0.6%
100,654	Cerner Corp.	5,139,393

Hotels, Restaurants & Leisure – 4.9%
6,961	Chipotle Mexican Grill, Inc.*	3,544,263
175,117	Hilton Worldwide Holdings, Inc.	3,638,931
105,259	McDonald’s Corp.	12,335,302
16,295	Panera Bread Co. Class A*	3,376,324
183,304	Starbucks Corp.	10,670,126
89,152	Yum! Brands, Inc.	6,460,846

		40,025,792

Household Durables* – 0.3%
41,775	Jarden Corp.	2,209,062

Industrial Conglomerates – 0.6%
52,494	Danaher Corp.	4,686,139

Internet & Catalog Retail* – 4.7%
37,655	Amazon.com, Inc.	20,805,141
95,059	Netflix, Inc.	8,879,461
6,487	The Priceline Group, Inc.	8,207,417

		37,892,019

Internet Software & Services* – 8.0%
24,576	Alphabet, Inc. Class A	17,626,399
25,181	Alphabet, Inc. Class C	17,570,546
90,291	eBay, Inc.	2,148,926
206,016	Facebook, Inc. Class A	22,027,231

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – (continued)
22,756	LinkedIn Corp. Class A	$2,666,776
232,739	OPOWER, Inc.	1,924,751
28,949	Twitter, Inc.	524,556

		64,489,185

IT Services – 5.2%
11,045	Alliance Data Systems Corp.*	2,320,886
75,584	Black Knight Financial Services, Inc. Class A*	2,215,367
23,669	Fidelity National Information Services, Inc.	1,378,719
36,965	Fiserv, Inc.*	3,534,963
20,719	FleetCor Technologies, Inc.*	2,645,609
25,323	Global Payments, Inc.	1,543,437
258,546	MasterCard, Inc. Class A	22,472,818
104,262	PayPal Holdings, Inc.*	3,976,553
85,846	Sabre Corp.	2,330,719

		42,419,071

Life Sciences Tools & Services – 0.7%
87,321	Agilent Technologies, Inc.	3,261,439
15,845	Illumina, Inc.*	2,380,553

		5,641,992

Machinery – 1.3%
50,512	The Middleby Corp.*	4,677,411
146,391	Xylem, Inc.	5,476,488

		10,153,899

Media – 4.2%
260,647	Comcast Corp. Class A	15,047,151
195,115	The Walt Disney Co.	18,637,385

		33,684,536

Oil, Gas & Consumable Fuels – 0.5%
23,308	Anadarko Petroleum Corp.	884,538
19,849	Concho Resources, Inc.*	1,791,174
24,158	Valero Energy Corp.	1,451,413

		4,127,125

Pharmaceuticals – 3.8%
39,867	Allergan PLC*	11,565,816
151,865	Eli Lilly & Co.	10,934,280
14,638	Shire PLC ADR	2,285,138
141,535	Zoetis, Inc.	5,811,427

		30,596,661

Real Estate Investment Trusts – 2.4%
94,070	American Tower Corp.	8,673,254
36,289	Equinix, Inc.	11,020,606

		19,693,860

Road & Rail – 1.5%
148,667	Kansas City Southern	12,147,581

Semiconductors & Semiconductor Equipment – 1.5%
105,452	Applied Materials, Inc.	1,989,879
81,005	NXP Semiconductors NV*	5,770,796

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
58,870	Qorvo, Inc.*	$2,653,860
40,289	QUALCOMM, Inc.	2,046,278

		12,460,813

Software – 6.1%
48,713	Electronic Arts, Inc.*	3,129,323
79,541	Intuit, Inc.	7,686,842
174,450	Microsoft Corp.	8,876,016
379,002	Oracle Corp.	13,939,694
79,323	salesforce.com, Inc.*	5,374,133
82,867	ServiceNow, Inc.*	4,556,856
117,699	Splunk, Inc.*	5,131,677
22,048	Tableau Software, Inc. Class A*	1,006,491

		49,701,032

Specialty Retail – 6.8%
14,157	Advance Auto Parts, Inc.	2,101,465
83,366	L Brands, Inc.	7,068,603
20,531	O’Reilly Automotive, Inc.*	5,344,630
120,545	Ross Stores, Inc.	6,627,564
153,876	The Home Depot, Inc.	19,099,089
73,352	Tractor Supply Co.	6,203,379
50,773	Ulta Salon, Cosmetics & Fragrance, Inc.*	8,387,192

		54,831,922

Textiles, Apparel & Luxury Goods – 3.2%
382,008	Kate Spade & Co.*	7,571,399
184,972	NIKE, Inc. Class B	11,392,425
30,519	PVH Corp.	2,415,579
67,229	VF Corp.	4,377,280

		25,756,683

Tobacco – 2.5%
93,618	Altria Group, Inc.	5,764,060
82,208	Philip Morris International, Inc.	7,483,394
139,143	Reynolds American, Inc.	7,016,982

		20,264,436

TOTAL COMMON STOCKS
(Cost $655,139,341)		$803,600,493

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 1.1%
Repurchase Agreements – 1.1%
Joint Repurchase Agreement Account II
$8,800,000	0.312%	03/01/16	$8,800,000
(Cost $8,800,000)

TOTAL INVESTMENTS – 100.2%
(Cost $663,939,341)			$812,400,493

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,699,870)

NET ASSETS – 100.0%			$810,700,623

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%
Aerospace & Defense – 2.8%
40,703	Honeywell International, Inc.	$4,125,249

Auto Components – 1.6%
74,256	BorgWarner, Inc.	2,426,686

Beverages – 1.5%
22,774	Brown-Forman Corp. Class B	2,242,556

Biotechnology* – 3.4%
9,504	Biogen, Inc.	2,465,528
29,036	Vertex Pharmaceuticals, Inc.	2,482,287

		4,947,815

Building Products – 1.0%
29,160	Fortune Brands Home & Security, Inc.	1,464,415

Chemicals – 1.5%
8,137	The Sherwin-Williams Co.	2,201,058

Computers & Peripherals – 7.5%
114,524	Apple, Inc.	11,073,326

Consumer Finance* – 1.4%
356,005	SLM Corp.	2,079,069

Diversified Financial Services – 1.9%
11,556	Intercontinental Exchange, Inc.	2,755,644

Food & Staples Retailing – 8.4%
38,293	Costco Wholesale Corp.	5,745,099
50,404	Walgreens Boots Alliance, Inc.	3,978,892
82,371	Whole Foods Market, Inc.	2,579,036

		12,303,027

Food Products – 1.9%
30,625	McCormick & Co., Inc.	2,856,087

Health Care Equipment & Supplies – 4.2%
74,117	Abbott Laboratories	2,871,292
33,418	Stryker Corp.	3,337,790

		6,209,082

Health Care Providers & Services – 2.0%
18,838	McKesson Corp.	2,931,570

Health Care Technology* – 1.8%
51,423	Cerner Corp.	2,625,658

Hotels, Restaurants & Leisure – 6.8%
23,899	McDonald’s Corp.	2,800,724
78,576	Starbucks Corp.	4,573,909
35,408	Yum! Brands, Inc.	2,566,018

		9,940,651

Industrial Conglomerates – 2.1%
34,529	Danaher Corp.	3,082,404

Internet & Catalog Retail* – 5.8%
8,779	Amazon.com, Inc.	4,850,573
2,855	The Priceline Group, Inc.	3,612,175

		8,462,748

Internet Software & Services* – 10.9%
8,455	Alphabet, Inc. Class A	6,064,095

Common Stocks – (continued)
Internet Software & Services* – (continued)
3,981	Alphabet, Inc. Class C	$2,777,823
67,360	Facebook, Inc. Class A	7,202,131

		16,044,049

IT Services – 3.0%
50,049	MasterCard, Inc. Class A	4,350,259

Pharmaceuticals* – 2.9%
14,503	Allergan PLC	4,207,465

Real Estate Investment Trusts – 6.6%
57,686	American Tower Corp.	5,318,649
14,410	Equinix, Inc.	4,376,173

		9,694,822

Road & Rail – 1.9%
34,035	Kansas City Southern	2,781,000

Semiconductors & Semiconductor Equipment* – 1.8%
37,691	NXP Semiconductors NV	2,685,107

Software – 5.8%
33,433	Electronic Arts, Inc.*	2,147,736
92,338	Oracle Corp.	3,396,192
20,674	salesforce.com, Inc.*	1,400,663
30,193	ServiceNow, Inc.*	1,660,313

		8,604,904

Specialty Retail – 2.9%
33,171	L Brands, Inc.	2,812,569
25,997	Ross Stores, Inc.	1,429,315

		4,241,884

Textiles, Apparel & Luxury Goods – 6.3%
134,735	Kate Spade & Co.*	2,670,448
63,534	NIKE, Inc. Class B	3,913,059
33,495	PVH Corp.	2,651,129

		9,234,636

TOTAL COMMON STOCKS
(Cost $122,539,059)		$143,571,171

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.2%
Repurchase Agreements – 3.2%
Joint Repurchase Agreement Account II
$4,700,000	0.312%	03/01/16	$4,700,000
(Cost $4,700,000)

TOTAL INVESTMENTS – 100.9%
(Cost $127,239,059)			$148,271,171

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(1,296,823)

NET ASSETS – 100.0%			$146,974,348

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 96.7%
Airlines* – 1.7%
3,324	United Continental Holdings, Inc.	$190,332

Biotechnology* – 1.9%
424	Biogen, Inc.	109,994
1,144	Vertex Pharmaceuticals, Inc.	97,801

		207,795

Capital Markets – 1.0%
4,566	Morgan Stanley	112,780

Chemicals – 1.8%
3,337	E.I. du Pont de Nemours & Co.	203,123

Commercial Banks – 8.5%
33,877	Bank of America Corp.	424,140
9,228	JPMorgan Chase & Co.	519,537

		943,677

Computers & Peripherals – 7.0%
3,876	Apple, Inc.	374,770
15,151	EMC Corp.	395,896

		770,666

Diversified Financial Services – 2.1%
985	Intercontinental Exchange, Inc.	234,883

Electric Utilities – 1.5%
5,069	FirstEnergy Corp.	169,659

Food & Staples Retailing – 7.9%
1,682	Costco Wholesale Corp.	252,350
3,085	Walgreens Boots Alliance, Inc.	243,530
12,077	Whole Foods Market, Inc.	378,131

		874,011

Health Care Equipment & Supplies – 2.7%
7,713	Abbott Laboratories	298,802

Hotels, Restaurants & Leisure – 2.3%
4,416	Starbucks Corp.	257,055

Household Products – 2.4%
3,360	The Procter & Gamble Co.	269,774

Industrial Conglomerates – 2.7%
10,388	General Electric Co.	302,706

Insurance – 5.8%
4,195	MetLife, Inc.	165,954
4,492	Prudential Financial, Inc.	296,876
4,223	The Hartford Financial Services Group, Inc.	177,873

		640,703

Internet & Catalog Retail* – 5.2%
692	Amazon.com, Inc.	382,344
154	The Priceline Group, Inc.	194,842

		577,186

Internet Software & Services* – 7.2%
381	Alphabet, Inc. Class A	273,261
267	Alphabet, Inc. Class C	186,305

Internet Software & Services* – (continued)
3,198	Facebook, Inc. Class A	$341,930

		801,496

IT Services – 3.0%
3,821	MasterCard, Inc. Class A	332,121

Media – 1.5%
4,464	Viacom, Inc. Class B	164,498

Oil, Gas & Consumable Fuels – 7.1%
4,336	Apache Corp.	165,982
6,669	ConocoPhillips	225,612
3,132	Exxon Mobil Corp.	251,030
24,144	Southwestern Energy Co.*	139,553

		782,177

Pharmaceuticals – 9.0%
1,155	Allergan PLC*	335,077
6,140	Mylan NV*	276,730
12,815	Pfizer, Inc.	380,221

		992,028

Real Estate Investment Trusts – 3.8%
2,612	American Tower Corp.	240,826
604	Equinix, Inc.	183,429

		424,255

Road & Rail – 2.7%
3,627	Kansas City Southern	296,362

Semiconductors & Semiconductor Equipment – 2.2%
4,772	QUALCOMM, Inc.	242,370

Specialty Retail – 1.7%
6,953	The Gap, Inc.	192,251

Textiles, Apparel & Luxury Goods – 4.0%
4,764	NIKE, Inc. Class B	293,415
1,905	PVH Corp.	150,781

		444,196

TOTAL COMMON STOCKS
(Cost $10,132,221)		$10,724,906

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.9%
Repurchase Agreements – 0.9%
Joint Repurchase Agreement Account II
$100,000	0.312%	03/01/16	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 97.6%
(Cost $10,232,221)			$10,824,906

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%			264,212

NET ASSETS – 100.0%			$11,089,118

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 98.5%
Aerospace & Defense – 2.6%
2,633	Honeywell International, Inc.	$266,854
1,366	The Boeing Co.	161,434

		428,288

Auto Components – 0.4%
2,152	BorgWarner, Inc.	70,327

Beverages – 2.2%
804	Brown-Forman Corp. Class B	79,170
6,358	The Coca-Cola Co.	274,220

		353,390

Biotechnology – 5.7%
1,453	AbbVie, Inc.	79,348
758	Alexion Pharmaceuticals, Inc.*	106,726
1,520	Alkermes PLC*	49,050
640	Biogen, Inc.*	166,029
1,426	Celgene Corp.*	143,784
2,827	Cepheid, Inc.*	83,905
1,650	Gilead Sciences, Inc.	143,963
1,163	Medivation, Inc.*	41,601
1,247	Vertex Pharmaceuticals, Inc.*	106,606

		921,012

Building Products – 0.8%
2,734	Fortune Brands Home & Security, Inc.	137,301

Capital Markets* – 0.4%
498	Affiliated Managers Group, Inc.	69,068

Chemicals – 1.7%
839	Ashland, Inc.	79,948
5,282	Axalta Coating Systems Ltd.*	137,121
1,421	RPM International, Inc.	58,048

		275,117

Commercial Banks – 1.3%
2,694	Eagle Bancorp, Inc.*	123,493
1,353	First Republic Bank	83,264

		206,757

Commercial Services & Supplies – 0.9%
4,236	Healthcare Services Group, Inc.	150,293

Computers & Peripherals – 7.0%
10,664	Apple, Inc.	1,031,102
3,930	EMC Corp.	102,691

		1,133,793

Consumer Finance* – 0.7%
18,645	SLM Corp.	108,887

Distributors* – 0.5%
3,125	LKQ Corp.	86,250

Diversified Financial Services – 1.5%
1,003	Intercontinental Exchange, Inc.	239,175

Diversified Telecommunication Services* – 1.8%
2,608	Level 3 Communications, Inc.	126,618

Common Stocks – (continued)
Diversified Telecommunication Services* – (continued)
1,755	SBA Communications Corp. Class A	$166,532

		293,150

Electrical Equipment – 1.4%
692	Hubbell, Inc.	68,757
4,533	Sensata Technologies Holding NV*	154,621

		223,378

Electronic Equipment, Instruments & Components – 1.1%
3,466	Amphenol Corp. Class A	183,941

Energy Equipment & Services – 1.1%
943	Dril-Quip, Inc.*	51,158
3,898	Halliburton Co.	125,827

		176,985

Food & Staples Retailing – 4.5%
2,054	Costco Wholesale Corp.	308,162
3,353	Walgreens Boots Alliance, Inc.	264,686
4,991	Whole Foods Market, Inc.	156,268

		729,116

Food Products – 2.7%
3,007	Blue Buffalo Pet Products, Inc.*	55,028
6,358	Freshpet, Inc.*	42,281
1,530	McCormick & Co., Inc.	142,688
1,092	The Hain Celestial Group, Inc.*	40,371
1,885	TreeHouse Foods, Inc.*	159,132

		439,500

Health Care Equipment & Supplies – 1.9%
3,760	Abbott Laboratories	145,662
1,007	DexCom, Inc.*	65,516
689	Teleflex, Inc.	98,403

		309,581

Health Care Providers & Services – 3.2%
1,332	Acadia Healthcare Co., Inc.*	73,806
1,745	Adeptus Health, Inc. Class A*	99,326
868	Aetna, Inc.	94,291
818	Henry Schein, Inc.*	135,338
802	McKesson Corp.	124,807

		527,568

Health Care Technology* – 0.7%
1,409	Cerner Corp.	71,944
4,408	Evolent Health, Inc. Class A	44,300

		116,244

Hotels, Restaurants & Leisure – 5.7%
130	Chipotle Mexican Grill, Inc.*	66,191
1,497	Panera Bread Co. Class A*	310,178
4,716	Starbucks Corp.	274,518
2,584	Yum! Brands, Inc.	187,263
2,348	Zoe’s Kitchen, Inc.*	82,016

		920,166

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables* – 0.3%
2,694	M/I Homes, Inc.	$47,334

Industrial Conglomerates – 0.8%
1,521	Danaher Corp.	135,780

Internet & Catalog Retail* – 4.3%
775	Amazon.com, Inc.	428,203
972	Netflix, Inc.	90,794
142	The Priceline Group, Inc.	179,660

		698,657

Internet Software & Services* – 9.5%
625	Alphabet, Inc. Class A	448,262
559	Alphabet, Inc. Class C	390,053
4,701	Facebook, Inc. Class A	502,631
848	LinkedIn Corp. Class A	99,377
6,364	Match Group, Inc.	69,304
4,550	OPOWER, Inc.	37,629

		1,547,256

IT Services – 6.5%
5,536	Black Knight Financial Services, Inc. Class A*	162,260
1,054	Fidelity National Information Services, Inc.	61,395
752	FleetCor Technologies, Inc.*	96,023
2,468	Global Payments, Inc.	150,425
3,898	MasterCard, Inc. Class A	338,814
2,387	PayPal Holdings, Inc.*	91,040
5,804	Sabre Corp.	157,579

		1,057,536

Life Sciences Tools & Services – 0.8%
2,250	Agilent Technologies, Inc.	84,038
1,066	PerkinElmer, Inc.	50,379

		134,417

Machinery – 2.3%
1,481	Graco, Inc.	115,992
1,403	The Middleby Corp.*	129,918
3,312	Xylem, Inc.	123,902

		369,812

Media – 1.2%
3,306	Comcast Corp. Class A	190,855

Oil, Gas & Consumable Fuels* – 0.4%
762	Concho Resources, Inc.	68,763

Pharmaceuticals – 2.0%
588	Allergan PLC*	170,584
363	Shire PLC ADR	56,668
2,445	Zoetis, Inc.	100,392

		327,644

Real Estate Investment Trusts – 2.9%
2,624	American Tower Corp.	241,933
770	Equinix, Inc.	233,841

		475,774

Common Stocks – (continued)
Road & Rail – 0.8%
1,548	Kansas City Southern	$126,487

Semiconductors & Semiconductor Equipment* – 0.7%
2,484	Qorvo, Inc.	111,979

Software – 4.2%
1,254	Intuit, Inc.	121,186
6,619	Oracle Corp.	243,447
1,230	Red Hat, Inc.*	80,380
2,117	ServiceNow, Inc.*	116,414
1,673	Splunk, Inc.*	72,943
1,000	Tableau Software, Inc. Class A*	45,650

		680,020

Specialty Retail – 7.0%
910	Advance Auto Parts, Inc.	135,081
2,167	Burlington Stores, Inc.*	121,482
2,682	Five Below, Inc.*	102,855
1,333	L Brands, Inc.	113,025
1,160	Restoration Hardware Holdings, Inc.*	44,068
1,184	Ross Stores, Inc.	65,096
1,973	The Home Depot, Inc.	244,889
2,119	Tractor Supply Co.	179,204
781	Ulta Salon, Cosmetics & Fragrance, Inc.*	129,013

		1,134,713

Textiles, Apparel & Luxury Goods – 4.6%
8,935	Kate Spade & Co.*	177,092
5,228	NIKE, Inc. Class B	321,992
1,716	PVH Corp.	135,821
1,285	Under Armour, Inc. Class A*	107,542

		742,447

Trading Companies & Distributors – 0.4%
278	W.W. Grainger, Inc.	60,298

TOTAL COMMON STOCKS
(Cost $13,368,806)		$16,009,059

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.6%
Repurchase Agreements – 0.6%
Joint Repurchase Agreement Account II
$100,000	0.312%	03/01/16	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 99.1%
(Cost $13,468,806)			$16,109,059

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			139,265

NET ASSETS – 100.0%			$16,248,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 96.5%
Auto Components – 2.2%
18,511	BorgWarner, Inc.	$604,939

Biotechnology* – 4.4%
2,427	Biogen, Inc.	629,612
6,501	Vertex Pharmaceuticals, Inc.	555,771

		1,185,383

Computers & Peripherals – 9.6%
26,846	Apple, Inc.	2,595,740

Diversified Financial Services – 3.5%
3,928	Intercontinental Exchange, Inc.	936,671

Food & Staples Retailing – 14.5%
11,219	Costco Wholesale Corp.	1,683,187
17,031	Walgreens Boots Alliance, Inc.	1,344,427
28,890	Whole Foods Market, Inc.	904,546

		3,932,160

Health Care Equipment & Supplies – 4.4%
30,948	Abbott Laboratories	1,198,926

Health Care Technology* – 2.6%
13,974	Cerner Corp.	713,512

Hotels, Restaurants & Leisure – 4.5%
10,298	McDonald’s Corp.	1,206,823

Internet & Catalog Retail* – 3.7%
1,822	Amazon.com, Inc.	1,006,691

Internet Software & Services* – 12.5%
2,537	Alphabet, Inc. Class A	1,819,587
14,736	Facebook, Inc. Class A	1,575,573

		3,395,160

IT Services – 5.1%
15,853	MasterCard, Inc. Class A	1,377,943

Pharmaceuticals* – 4.2%
3,866	Allergan PLC	1,121,565

Real Estate Investment Trusts – 10.7%
16,185	American Tower Corp.	1,492,257
4,618	Equinix, Inc.	1,402,440

		2,894,697

Road & Rail – 3.0%
9,919	Kansas City Southern	810,482

Textiles, Apparel & Luxury Goods – 11.6%
47,267	Kate Spade & Co.*	936,832
17,462	NIKE, Inc. Class B	1,075,484
14,391	PVH Corp.	1,139,048

		3,151,364

TOTAL COMMON STOCKS
(Cost $26,183,304)		$26,132,056

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 3.3%
Repurchase Agreements – 3.3%
Joint Repurchase Agreement Account II
$900,000	0.312%	03/01/16	$900,000
(Cost $900,000)

TOTAL INVESTMENTS – 99.8%
(Cost $27,083,304)			$27,032,056

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			46,720

NET ASSETS – 100.0%			$27,078,776

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Auto Components – 0.7%
729,133	BorgWarner, Inc.	$23,828,066

Beverages – 1.7%
590,374	Brown-Forman Corp. Class B	58,134,128

Biotechnology* – 2.1%
556,683	Alkermes PLC	17,964,160
916,709	Cepheid, Inc.	27,207,923
276,752	Medivation, Inc.	9,899,419
215,475	Vertex Pharmaceuticals, Inc.	18,420,958

		73,492,460

Building Products – 1.6%
1,078,669	Fortune Brands Home & Security, Inc.	54,170,757

Capital Markets* – 1.0%
248,969	Affiliated Managers Group, Inc.	34,529,511

Chemicals – 5.1%
445,612	Ashland, Inc.	42,462,367
1,084,711	Axalta Coating Systems Ltd.*	28,159,098
852,369	RPM International, Inc.	34,819,274
253,777	The Sherwin-Williams Co.	68,646,678

		174,087,417

Commercial Banks – 2.2%
745,999	Eagle Bancorp, Inc.*	34,196,594
681,440	First Republic Bank	41,935,818

		76,132,412

Computers & Peripherals* – 0.2%
573,497	Pure Storage, Inc. Class A	8,246,887

Consumer Finance* – 0.7%
4,113,533	SLM Corp.	24,023,033

Distributors* – 1.4%
1,697,331	LKQ Corp.	46,846,336

Diversified Financial Services – 1.4%
206,845	Intercontinental Exchange, Inc.	49,324,259

Diversified Telecommunication Services* – 3.2%
790,123	Level 3 Communications, Inc.	38,360,472
763,368	SBA Communications Corp. Class A	72,435,989

		110,796,461

Electrical Equipment – 4.0%
1,124,425	AMETEK, Inc.	52,184,564
318,466	Hubbell, Inc.	31,642,782
1,611,747	Sensata Technologies Holding NV*	54,976,690

		138,804,036

Electronic Equipment, Instruments & Components – 2.7%
1,727,395	Amphenol Corp. Class A	91,672,853

Energy Equipment & Services* – 0.6%
357,016	Dril-Quip, Inc.	19,368,118

Food & Staples Retailing – 1.6%
1,793,274	Whole Foods Market, Inc.	56,147,409

Common Stocks – (continued)
Food Products – 6.1%
2,150,047	Blue Buffalo Pet Products, Inc.*	$39,345,860
989,948	McCormick & Co., Inc.	92,322,550
588,744	The Hain Celestial Group, Inc.*	21,765,866
661,145	TreeHouse Foods, Inc.*	55,813,861

		209,248,137

Health Care Equipment & Supplies – 2.5%
132,684	C.R. Bard, Inc.	25,525,748
376,146	DexCom, Inc.*	24,472,059
252,011	Teleflex, Inc.	35,992,211

		85,990,018

Health Care Providers & Services – 3.9%
335,335	Adeptus Health, Inc. Class A*	19,087,268
481,151	Cardinal Health, Inc.	39,310,037
465,820	Henry Schein, Inc.*	77,069,919

		135,467,224

Health Care Technology* – 1.4%
961,870	Cerner Corp.	49,113,082

Hotels, Restaurants & Leisure* – 4.0%
88,032	Chipotle Mexican Grill, Inc.	44,822,373
439,436	Panera Bread Co. Class A	91,051,139

		135,873,512

Internet & Catalog Retail – 1.8%
587,629	Expedia, Inc.	61,178,055

Internet Software & Services* – 1.8%
361,331	LinkedIn Corp. Class A	42,344,380
1,316,727	Match Group, Inc.	14,339,157
198,071	Twitter, Inc.	3,589,046

		60,272,583

IT Services – 7.7%
1,993,421	Black Knight Financial Services, Inc. Class A*	58,427,170
954,344	Fidelity National Information Services, Inc.	55,590,538
421,744	FleetCor Technologies, Inc.*	53,852,491
672,721	Global Payments, Inc.	41,002,345
2,017,987	Sabre Corp.	54,788,347

		263,660,891

Life Sciences Tools & Services – 2.8%
1,225,690	Agilent Technologies, Inc.	45,779,521
158,281	Mettler-Toledo International, Inc.*	49,844,270

		95,623,791

Machinery – 5.7%
776,871	Graco, Inc.	60,844,537
792,696	The Middleby Corp.*	73,403,649
1,624,363	Xylem, Inc.	60,767,420

		195,015,606

Oil, Gas & Consumable Fuels* – 0.6%
235,470	Concho Resources, Inc.	21,248,813

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.8%
1,466,610	Zoetis, Inc.	$60,219,006

Real Estate Investment Trusts – 2.5%
288,259	Equinix, Inc.	87,541,376

Road & Rail – 1.6%
656,350	Kansas City Southern	53,630,358

Semiconductors & Semiconductor Equipment* – 1.2%
926,772	Qorvo, Inc.	41,778,882

Software – 5.6%
922,313	Electronic Arts, Inc.*	59,249,387
699,506	Intuit, Inc.	67,600,260
747,977	ServiceNow, Inc.*	41,131,255
528,828	Splunk, Inc.*	23,056,901

		191,037,803

Specialty Retail – 11.1%
271,142	Advance Auto Parts, Inc.	40,248,319
918,677	Five Below, Inc.*	35,231,263
586,874	L Brands, Inc.	49,761,047
73,073	O’Reilly Automotive, Inc.*	19,022,363
492,370	Restoration Hardware Holdings, Inc.*	18,705,136
1,056,632	Ross Stores, Inc.	58,093,627
1,031,201	Tractor Supply Co.	87,208,669
434,402	Ulta Salon, Cosmetics & Fragrance, Inc.*	71,758,866

		380,029,290

Textiles, Apparel & Luxury Goods – 5.1%
3,343,767	Kate Spade & Co.*	66,273,462
674,617	PVH Corp.	53,395,936
670,447	Under Armour, Inc. Class A*	56,109,709

		175,779,107

Trading Companies & Distributors – 1.3%
205,406	W.W. Grainger, Inc.	44,552,562

TOTAL COMMON STOCKS
(Cost $3,111,204,944)		$3,386,864,239

Shares	Rate	Value

Investment Company(a) – 2.4%
Goldman Sachs Financial Square Government Fund – FST Institutional Shares
82,010,369	0.233%	$82,010,369
(Cost $82,010,369)

TOTAL INVESTMENTS – 101.1%
(Cost $3,193,215,313)		$3,468,874,608

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%		(36,082,341)

NET ASSETS – 100.0%		$3,432,792,267

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense* – 0.6%
590,095	Aerovironment, Inc.	$14,681,564

Auto Components – 0.7%
520,859	BorgWarner, Inc.	17,021,672

Biotechnology* – 5.1%
959,871	Achillion Pharmaceuticals, Inc.	7,093,447
197,412	Alder Biopharmaceuticals, Inc.	3,748,854
473,845	Alkermes PLC	15,290,978
952,989	Amicus Therapeutics, Inc.	5,870,412
1,040,635	Cepheid, Inc.	30,886,047
300,860	Cidara Therapeutics, Inc.	3,014,617
363,126	Dynavax Technologies Corp.	5,853,591
379,864	Galapagos NV ADR	15,585,820
268,229	Medivation, Inc.	9,594,551
189,320	Ophthotech Corp.	8,526,973
354,777	Otonomy, Inc.	4,495,025
181,976	Ultragenyx Pharmaceutical, Inc.	11,098,716
766,517	Voyager Therapeutics, Inc.	7,335,568

		128,394,599

Building Products – 1.8%
917,716	Fortune Brands Home & Security, Inc.	46,087,697

Capital Markets* – 0.8%
138,388	Affiliated Managers Group, Inc.	19,193,032

Chemicals – 3.7%
310,863	Ashland, Inc.	29,622,135
1,452,399	Axalta Coating Systems Ltd.*	37,704,278
614,028	RPM International, Inc.	25,083,044

		92,409,457

Commercial Banks – 3.7%
1,358,890	Eagle Bancorp, Inc.*	62,291,518
490,895	First Republic Bank	30,209,678

		92,501,196

Commercial Services & Supplies – 3.1%
1,245,361	Healthcare Services Group, Inc.	44,185,408
301,279	Stericycle, Inc.*	34,324,717

		78,510,125

Computers & Peripherals* – 1.8%
983,631	Electronics for Imaging, Inc.	38,961,624
411,733	Pure Storage, Inc. Class A	5,920,720

		44,882,344

Consumer Finance* – 0.9%
3,967,553	SLM Corp.	23,170,510

Containers & Packaging – 0.6%
239,961	Avery Dennison Corp.	15,626,260

Distributors* – 1.3%
1,174,885	LKQ Corp.	32,426,826

Diversified Telecommunication Services* – 3.3%
866,292	Level 3 Communications, Inc.	42,058,477

Common Stocks – (continued)
Diversified Telecommunication Services* – (continued)
436,206	SBA Communications Corp. Class A	$41,391,587

		83,450,064

Electrical Equipment – 2.0%
180,898	Hubbell, Inc.	17,974,025
950,120	Sensata Technologies Holding NV*	32,408,593

		50,382,618

Electronic Equipment, Instruments & Components – 1.5%
700,527	Amphenol Corp. Class A	37,176,968

Energy Equipment & Services* – 0.6%
269,361	Dril-Quip, Inc.	14,612,834

Food & Staples Retailing – 1.6%
1,242,731	Whole Foods Market, Inc.	38,909,908

Food Products – 5.1%
1,034,681	Blue Buffalo Pet Products, Inc.*	18,934,662
1,074,809	Freshpet, Inc.*	7,147,480
417,049	McCormick & Co., Inc.	38,893,990
531,863	The Hain Celestial Group, Inc.*	19,662,975
513,209	TreeHouse Foods, Inc.*	43,325,104

		127,964,211

Health Care Equipment & Supplies – 4.3%
178,965	ABIOMED, Inc.*	14,318,990
172,401	C.R. Bard, Inc.	33,166,504
382,722	DexCom, Inc.*	24,899,893
254,084	Teleflex, Inc.	36,288,277

		108,673,664

Health Care Providers & Services* – 4.7%
477,813	Acadia Healthcare Co., Inc.	26,475,618
643,601	Adeptus Health, Inc. Class A	36,633,769
220,859	Henry Schein, Inc.	36,541,122
283,446	MEDNAX, Inc.	19,002,220

		118,652,729

Health Care Technology* – 0.3%
834,025	Evolent Health, Inc. Class A	8,381,951

Hotels, Restaurants & Leisure – 6.1%
867,255	Bloomin’ Brands, Inc.	14,994,839
554,598	Jack in the Box, Inc.	38,128,612
327,158	Panera Bread Co. Class A*	67,787,138
176,962	Shake Shack, Inc. Class A*	7,366,928
723,747	Zoe’s Kitchen, Inc.*	25,280,483

		153,558,000

Household Durables* – 0.7%
942,930	M/I Homes, Inc.	16,567,280

Internet Software & Services* – 2.2%
433,236	Demandware, Inc.	15,028,957
451,583	GoDaddy, Inc. Class A	14,157,127
968,407	Match Group, Inc.	10,545,952

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Internet Software & Services* – (continued)
1,740,028	OPOWER, Inc.	$14,390,032

		54,122,068

IT Services – 7.9%
1,756,426	Black Knight Financial Services, Inc. Class A*	51,480,846
230,609	FleetCor Technologies, Inc.*	29,446,463
564,525	Global Payments, Inc.	34,407,799
1,275,325	InterXion Holding NV*	39,815,647
1,536,176	Sabre Corp.	41,707,178

		196,857,933

Life Sciences Tools & Services – 2.5%
107,319	Mettler-Toledo International, Inc.*	33,795,826
626,942	PerkinElmer, Inc.	29,629,279

		63,425,105

Machinery – 5.9%
425,890	Graco, Inc.	33,355,705
1,328,068	Kornit Digital Ltd.*	15,405,589
561,317	The Middleby Corp.*	51,977,954
1,292,579	Xylem, Inc.	48,355,380

		149,094,628

Media* – 0.4%
144,708	AMC Networks, Inc. Class A	9,484,162

Oil, Gas & Consumable Fuels* – 0.5%
145,420	Concho Resources, Inc.	13,122,701

Pharmaceuticals* – 1.3%
1,239,416	Cempra, Inc.	20,859,371
1,288,303	Corium International, Inc.(a)	5,900,428
272,964	Revance Therapeutics, Inc.	4,827,368

		31,587,167

Real Estate Investment Trusts – 1.8%
144,758	Equinix, Inc.	43,961,557

Road & Rail – 1.5%
451,712	Kansas City Southern	36,909,387

Semiconductors & Semiconductor Equipment* – 1.5%
139,621	Cavium, Inc.	8,306,053
632,275	Qorvo, Inc.	28,502,957

		36,809,010

Software* – 3.6%
344,549	Guidewire Software, Inc.	16,962,147
241,594	Red Hat, Inc.	15,788,168
484,887	ServiceNow, Inc.	26,663,936
422,246	Splunk, Inc.	18,409,926
275,866	Tableau Software, Inc. Class A	12,593,283

		90,417,460

Specialty Retail – 9.6%
180,094	Advance Auto Parts, Inc.	26,733,153
580,644	Burlington Stores, Inc.*	32,550,903
1,039,212	Five Below, Inc.*	39,853,780

Common Stocks – (continued)
Specialty Retail – (continued)
623,561	Restoration Hardware Holdings, Inc.*	$23,689,082
769,217	Tractor Supply Co.	65,052,682
319,825	Ulta Salon, Cosmetics & Fragrance, Inc.*	52,831,892

		240,711,492

Textiles, Apparel & Luxury Goods – 4.9%
2,198,272	Kate Spade & Co.*	43,569,751
389,916	PVH Corp.	30,861,852
566,638	Under Armour, Inc. Class A*	47,421,934

		121,853,537

TOTAL COMMON STOCKS
(Cost $2,334,370,146)		$2,451,591,716

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 1.7%
Repurchase Agreements – 1.7%
Joint Repurchase Agreement Account II
$41,700,000	0.312%	03/01/16	$41,700,000
(Cost $41,700,000)

TOTAL INVESTMENTS – 99.6%
(Cost $2,376,070,146)			$2,493,291,716

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			11,180,915

NET ASSETS – 100.0%			$2,504,472,631

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Issuer.
(b)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%
Aerospace & Defense – 2.3%
71,969	Honeywell International, Inc.	$7,294,058
17,283	The Boeing Co.	2,042,505

		9,336,563

Auto Components – 1.1%
139,310	BorgWarner, Inc.	4,552,651

Beverages – 3.4%
43,101	Brown-Forman Corp. Class B	4,244,155
222,998	The Coca-Cola Co.	9,617,904

		13,862,059

Biotechnology – 4.4%
16,333	Alexion Pharmaceuticals, Inc.*	2,299,686
24,469	Biogen, Inc.*	6,347,748
57,978	Gilead Sciences, Inc.	5,058,581
46,706	Vertex Pharmaceuticals, Inc.*	3,992,896

		17,698,911

Building Products – 1.1%
86,687	Fortune Brands Home & Security, Inc.	4,353,421

Chemicals – 2.5%
25,946	Ashland, Inc.	2,472,394
131,978	Axalta Coating Systems Ltd.*	3,426,149
14,923	The Sherwin-Williams Co.	4,036,672

		9,935,215

Commercial Banks – 1.1%
69,495	First Republic Bank	4,276,722

Computers & Peripherals – 6.7%
281,428	Apple, Inc.	27,211,273

Consumer Finance* – 0.6%
436,166	SLM Corp.	2,547,209

Diversified Financial Services – 1.2%
20,443	Intercontinental Exchange, Inc.	4,874,838

Energy Equipment & Services – 0.8%
102,485	Halliburton Co.	3,308,216

Food & Staples Retailing – 5.6%
73,693	Costco Wholesale Corp.	11,056,161
80,471	Walgreens Boots Alliance, Inc.	6,352,381
167,784	Whole Foods Market, Inc.	5,253,317

		22,661,859

Food Products – 1.2%
53,310	McCormick & Co., Inc.	4,971,691

Health Care Equipment & Supplies – 2.9%
175,429	Abbott Laboratories	6,796,119
47,928	Stryker Corp.	4,787,049

		11,583,168

Health Care Providers & Services – 2.0%
28,071	Aetna, Inc.	3,049,353
31,153	McKesson Corp.	4,848,030

		7,897,383

Common Stocks – (continued)
Health Care Technology* – 1.1%
90,542	Cerner Corp.	$4,623,074

Hotels, Restaurants & Leisure – 6.0%
76,884	McDonald’s Corp.	9,010,036
157,167	Starbucks Corp.	9,148,691
81,757	Yum! Brands, Inc.	5,924,930

		24,083,657

Industrial Conglomerates – 1.2%
53,580	Danaher Corp.	4,783,087

Internet & Catalog Retail* – 5.7%
20,920	Amazon.com, Inc.	11,558,718
44,399	Netflix, Inc.	4,147,311
5,851	The Priceline Group, Inc.	7,402,744

		23,108,773

Internet Software & Services* – 9.1%
17,670	Alphabet, Inc. Class A	12,673,277
13,433	Alphabet, Inc. Class C	9,373,144
137,641	Facebook, Inc. Class A	14,716,576

		36,762,997

IT Services – 4.1%
28,379	FleetCor Technologies, Inc.*	3,623,715
101,899	MasterCard, Inc. Class A	8,857,061
155,375	Sabre Corp.	4,218,431

		16,699,207

Life Sciences Tools & Services – 1.6%
65,447	Agilent Technologies, Inc.	2,444,445
25,820	Illumina, Inc.*	3,879,197

		6,323,642

Machinery – 1.0%
109,731	Xylem, Inc.	4,105,037

Media – 1.7%
118,481	Comcast Corp. Class A	6,839,908

Oil, Gas & Consumable Fuels – 0.5%
56,162	Anadarko Petroleum Corp.	2,131,348

Pharmaceuticals – 3.2%
26,786	Allergan PLC*	7,770,886
11,891	Shire PLC ADR	1,856,304
78,875	Zoetis, Inc.	3,238,608

		12,865,798

Real Estate Investment Trusts – 4.6%
101,932	American Tower Corp.	9,398,130
30,726	Equinix, Inc.	9,331,179

		18,729,309

Road & Rail – 0.9%
46,016	Kansas City Southern	3,759,967

Semiconductors & Semiconductor Equipment* – 1.2%
67,361	NXP Semiconductors NV	4,798,798

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 6.8%
61,051	Electronic Arts, Inc.*	$3,921,916
57,127	Intuit, Inc.	5,520,753
128,005	Microsoft Corp.	6,512,894
160,048	Oracle Corp.	5,886,566
39,660	salesforce.com, Inc.*	2,686,965
51,486	ServiceNow, Inc.*	2,831,215

		27,360,309

Specialty Retail – 4.3%
61,063	L Brands, Inc.	5,177,532
35,844	Ross Stores, Inc.	1,970,703
63,663	The Home Depot, Inc.	7,901,851
29,633	Tractor Supply Co.	2,506,063

		17,556,149

Textiles, Apparel & Luxury Goods – 4.6%
254,390	Kate Spade & Co.*	5,042,010
135,082	NIKE, Inc. Class B	8,319,701
63,249	PVH Corp.	5,006,158

		18,367,869

Tobacco – 1.8%
31,672	Philip Morris International, Inc.	2,883,102
87,977	Reynolds American, Inc.	4,436,680

		7,319,782

TOTAL COMMON STOCKS
(Cost $320,302,290)		$389,289,890

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 4.2%
Repurchase Agreements – 4.2%
Joint Repurchase Agreement Account II
$16,900,000	0.312%	03/01/16	$16,900,000
(Cost $16,900,000)

TOTAL INVESTMENTS – 100.5%
(Cost $337,202,290)			$406,189,890

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(2,045,616)

NET ASSETS – 100.0%			$404,144,274

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 99.6%
Computers & Peripherals – 11.2%
279,808	Apple, Inc.	$27,054,635
165,216	Electronics for Imaging, Inc.*	6,544,206
214,584	EMC Corp.	5,607,080
45,278	Pure Storage, Inc. Class A*	651,098

		39,857,019

Diversified Financial Services – 1.5%
21,991	Intercontinental Exchange, Inc.	5,243,974

Diversified Telecommunication Services* – 5.5%
193,618	Level 3 Communications, Inc.	9,400,154
107,372	SBA Communications Corp. Class A	10,188,529

		19,588,683

Electronic Equipment, Instruments & Components – 3.3%
219,287	Amphenol Corp. Class A	11,637,561

Internet & Catalog Retail – 8.5%
29,863	Amazon.com, Inc.*	16,499,905
30,261	Expedia, Inc.	3,150,472
8,304	The Priceline Group, Inc.*	10,506,304

		30,156,681

Internet Software & Services* – 17.3%
22,178	Alphabet, Inc. Class A	15,906,505
21,067	Alphabet, Inc. Class C	14,699,921
112,712	Demandware, Inc.	3,909,979
181,211	Facebook, Inc. Class A	19,375,080
49,110	LinkedIn Corp. Class A	5,755,201
144,118	Match Group, Inc.	1,569,445

		61,216,131

IT Services – 14.4%
20,260	Alliance Data Systems Corp.*	4,257,234
196,601	Black Knight Financial Services, Inc. Class A*	5,762,375
100,869	Cognizant Technology Solutions Corp. Class A*	5,747,516
115,226	Fidelity National Information Services, Inc.	6,711,914
212,261	First Data Corp. Class A*	2,653,263
41,797	FleetCor Technologies, Inc.*	5,337,059
125,554	MasterCard, Inc. Class A	10,913,154
357,036	Sabre Corp.	9,693,527

		51,076,042

Real Estate Investment Trusts – 6.3%
121,778	American Tower Corp.	11,227,931
36,427	Equinix, Inc.	11,062,516

		22,290,447

Semiconductors & Semiconductor Equipment – 10.8%
321,618	Applied Materials, Inc.	6,068,932
186,776	NXP Semiconductors NV*	13,305,922
136,371	Qorvo, Inc.*	6,147,605
130,259	QUALCOMM, Inc.	6,615,854
116,764	Texas Instruments, Inc.	6,190,827

		38,329,140

Common Stocks – (continued)

Software – 20.8%
20,752	Adobe Systems, Inc.*	$1,767,033
120,739	Electronic Arts, Inc.*	7,756,273
106,920	Intuit, Inc.	10,332,749
298,843	Oracle Corp.	10,991,446
65,265	Red Hat, Inc.*	4,265,068
171,695	Salesforce.com, Inc.*	11,632,336
230,466	ServiceNow, Inc.*	12,673,325
233,490	Splunk, Inc.*	10,180,164
71,877	Workday, Inc. Class A*	4,344,965

		73,943,359

TOTAL COMMON STOCKS
(Cost $268,984,885)		$353,339,037

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.6%
Repurchase Agreements – 0.6%
Joint Repurchase Agreement Account II
$1,900,000	0.312%	03/01/16	$1,900,000
(Cost $1,900,000)

TOTAL INVESTMENTS – 100.2%
(Cost $270,884,885)			$355,239,037

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(539,906)

NET ASSETS – 100.0%			$354,699,131

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on February 29, 2016. Additional information appears on page 78.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

February 29, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$8,800,000	$8,800,076	$8,976,001
Concentrated Growth	4,700,000	4,700,041	4,794,001
Dynamic U.S. Equity	100,000	100,001	102,000
Flexible Cap Growth	100,000	100,001	102,000
Focused Growth	900,000	900,008	918,000
Small/Mid Cap Growth	41,700,000	41,700,362	42,534,005
Strategic Growth	16,900,000	16,900,147	17,238,002
Technology Opportunities	1,900,000	1,900,016	1,938,000

REPURCHASE AGREEMENTS — At February 29, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
BNP Paribas Securities Co.	0.310%	$2,497,372	$1,333,824	$28,379	$28,379	$255,413	$11,834,139	$4,796,090	$539,205
Citigroup Global Markets, Inc.	0.320	1,988,648	1,062,119	22,598	22,598	203,384	9,423,481	3,819,109	429,367
Merrill Lynch & Co., Inc.	0.320	2,140,341	1,143,136	24,323	24,323	218,899	10,142,296	4,110,426	462,120
Merrill Lynch & Co., Inc.	0.300	2,173,639	1,160,921	24,700	24,700	222,304	10,300,084	4,174,375	469,308
TOTAL		$8,800,000	$4,700,000	$100,000	$100,000	$900,000	$41,700,000	$16,900,000	$1,900,000

At February 29, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	0.000% to 6.000%	06/01/16 to 05/01/45
Federal National Mortgage Association	2.500 to 7.500	08/01/18 to 02/01/46
Government National Mortgage Association	4.000 to 6.500	07/15/24 to 05/15/45
United States Treasury Inflation Protected Securities	0.125	04/15/17
United States Treasury Stripped Securities	0.000	05/15/22
United States Treasury Notes	0.500 to 2.375	01/31/17 to 08/15/25
United States Treasury Bonds	3.375 to 3.875	08/15/40 to 05/15/44

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

February 29, 2016 (Unaudited)

Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $663,939,341, $127,239,059, $10,232,221, $13,468,806, $27,083,304, $3,111,204,944, $2,364,253,597, $337,202,290 and $270,884,885)	$812,400,493
Investments of affiliated issuers, at value (cost $0, $0, $0, $0, $0, $82,010,369, $11,816,549, $0 and $0)	—
Cash	79,854
Receivables:
Dividends and interest	993,783
Fund shares sold	252,696
Foreign tax reclaims	44,457
Reimbursement from investment adviser	38,999
Investments sold	—
Other assets	11,658
Total assets	813,821,940

Liabilities:
Payables:
Fund shares redeemed	2,242,462
Management fees	450,605
Distribution and Service fees and Transfer Agency fees	275,049
Investments purchased	—
Accrued expenses	153,201
Total liabilities	3,121,317

Net Assets:
Paid-in capital	664,014,698
Undistributed (distributions in excess of) net investment income (loss)	609,608
Accumulated net realized gain (loss)	(2,384,835)
Net unrealized gain (loss)	148,461,152
NET ASSETS	$810,700,623
Net Assets:
Class A	$603,733,960
Class C	66,597,745
Institutional	131,337,564
Service	1,566,242
Class IR	3,835,467
Class R	3,620,797
Class R6	8,848
Total Net Assets	$810,700,623
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	27,839,334
Class C	3,954,736
Institutional	5,561,627
Service	74,493
Class IR	174,699
Class R	171,745
Class R6	375
Net asset value, offering and redemption price per share:(a)
Class A	$21.69
Class C	16.84
Institutional	23.61
Service	21.03
Class IR	21.95
Class R	21.08
Class R6	23.61

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focus Growth, Growth Opportunities,Small/Mid Cap Growth, Strategic Growth and Technology Opportunities Funds is $22.95, $14.33, $12.29, $11.02, $13.62, $19.97, $18.10, $11.31 and $16.48, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$148,271,171	$10,824,906	$16,109,059	$27,032,056	$3,386,864,239	$2,487,391,288	$406,189,890	$355,239,037
—	—	—	—	82,010,369	5,900,428	—	—
62,594	26,033	14,666	32,000	118,574	81,009	23,132	92,460

182,558	22,475	12,332	18,300	3,157,466	1,317,291	522,871	94,703
7,091	7,765	2,328	30,378	3,219,451	4,393,863	113,598	298,866
2,361	233	—	—	—	—	31,343	—
8,492	37,661	33,328	54,183	78,276	—	41,282	44,861
921,063	214,976	181,810	—	14,724,714	29,757,346	13,430,906	752,514
1,239	40,367	3,561	3,027	21,277	9,903	1,776	1,861
149,456,569	11,174,416	16,357,084	27,169,944	3,490,194,366	2,528,851,128	420,354,798	356,524,302

90,354	1,000	41,361	—	14,196,518	5,812,335	11,796,798	616,685
89,698	6,072	9,968	16,187	2,398,803	1,645,063	229,359	273,661
9,082	1,574	4,059	1,165	475,278	582,168	36,721	119,323
2,217,974	—	—	—	40,052,449	16,196,949	4,067,622	671,725
75,113	76,652	53,372	73,816	279,051	141,982	80,024	143,777
2,482,221	85,298	108,760	91,168	57,402,099	24,378,497	16,210,524	1,825,171

127,991,055	11,010,096	13,903,650	27,324,052	3,269,802,060	2,470,934,665	341,539,378	265,201,241
396,593	20,377	(26,172)	92,509	(19,273,424)	(7,792,881)	1,195,501	(2,687,733)
(2,445,412)	(534,040)	(269,407)	(286,537)	(93,395,664)	(75,890,723)	(7,578,205)	7,831,471
21,032,112	592,685	2,640,253	(51,248)	275,659,295	117,221,570	68,987,600	84,354,152
$146,974,348	$11,089,118	$16,248,324	$27,078,776	$3,432,792,267	$2,504,472,631	$404,144,274	$354,699,131

$6,367,296	$2,786,632	$6,329,289	$282,078	$658,229,461	$799,461,312	$44,684,360	$212,873,268
2,563,976	287,358	1,664,313	239,769	129,006,935	240,384,269	10,865,859	47,149,084
137,666,025	7,303,548	8,145,297	26,516,684	2,400,000,004	1,162,234,055	347,538,909	78,696,548
—	—	—	—	37,053,627	11,878,041	215,711	10,398,018
340,416	650,418	61,519	15,785	134,680,963	257,492,684	760,686	5,582,213
27,771	52,503	39,240	15,464	63,261,125	32,233,807	69,767	—
8,864	8,659	8,666	8,996	10,560,152	788,463	8,982	—
$146,974,348	$11,089,118	$16,248,324	$27,078,776	$3,432,792,267	$2,504,472,631	$404,144,274	$354,699,131

470,127	239,974	607,988	21,925	34,880,766	46,764,097	4,179,795	13,671,912
221,155	25,408	174,613	19,191	8,948,382	15,667,778	1,205,940	3,515,743
9,619,460	625,778	745,092	2,037,320	111,641,437	64,718,377	30,683,103	4,675,902
—	—	—	—	2,035,024	708,246	20,264	678,081
24,795	55,736	5,713	1,214	6,902,793	14,682,189	67,154	334,848
2,105	4,512	3,871	1,209	3,460,651	1,932,934	6,602	—
619	742	793	691	491,206	43,894	793	—

$13.54	$11.61	$10.41	$12.87	$18.87	$17.10	$10.69	$15.57
11.59	11.31	9.53	12.49	14.42	15.34	9.01	13.41
14.31	11.67	10.93	13.02	21.50	17.96	11.33	16.83
—	—	—	—	18.21	16.77	10.65	15.33
13.73	11.67	10.77	13.00	19.51	17.54	11.33	16.67
13.20	11.64	10.14	12.80	18.28	16.68	10.57	—
14.31	11.67	10.93	13.02	21.50	17.96	11.32	—

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Six Months Ended February 29, 2016 (Unaudited)

Capital Growth Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $0, $0, $0, $0, $0, $0, $9,043, $0 and $0)	$5,685,585
Dividends — affiliated issuers	—
Interest	6,139
Total investment income	5,691,724

Expenses:
Management fees	4,468,301
Distribution and Service fees(a)	1,182,053
Transfer Agency fees(a)	725,096
Printing and mailing costs	93,637
Professional fees	53,771
Custody, accounting and administrative services	45,390
Registration fees	43,713
Trustee fees	13,619
Service Share fees — Service Plan	2,190
Service Share fees — Shareholder Administration Plan	2,190
Other	15,396
Total expenses	6,645,356
Less — expense reductions	(1,543,460)
Net expenses	5,101,896
NET INVESTMENT INCOME (LOSS)	589,828

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $20,567, $5,558, $112, $209, $938, $135,666, $0, $11,090 and $4,261)	2,150,778
Investments — affiliated issuers	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(46,653,626)
Investments — affiliated issuers	—
Net realized and unrealized loss	(44,502,848)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,913,020)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	$810,079	$362,994	$8,980	$615,660	$68,969	$32,682	$351	$4,020	$3,413	$1
Concentrated Growth	9,141	15,953	71	6,947	3,031	30,089	—	323	27	1
Dynamic U.S. Equity	3,729	1,646	213	2,834	313	1,853	—	646	81	1
Flexible Cap Growth	8,989	8,888	90	6,832	1,689	1,684	—	182	34	1
Focused Growth	280	774	41	213	147	6,309	—	16	16	1
Growth Opportunities	1,009,338	753,025	178,914	767,097	143,075	563,665	8,868	149,415	67,987	800
Small/Mid Cap Growth	1,094,151	1,301,025	83,149	831,555	247,195	261,186	2,474	246,835	31,596	23
Strategic Growth	56,708	55,377	180	43,098	10,522	69,666	47	782	68	1
Technology Opportunities	309,557	263,804	—	235,263	50,123	17,411	2,174	5,859	—	—

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Dynamic U.S. Equity Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Opportunities Fund

$1,086,317	$132,330	$87,814	$226,389	$19,244,098	$7,800,834	$2,858,608	$1,774,862
—	—	—	—	22,578	—	—	—
2,898	395	312	930	—	39,711	13,384	3,832
1,089,215	132,725	88,126	227,319	19,266,676	7,840,545	2,871,992	1,778,694

806,624	46,731	88,126	159,828	19,253,660	13,356,669	2,029,544	2,022,475
25,165	5,588	17,967	1,095	1,941,277	2,478,325	112,265	573,361
40,418	5,728	10,422	6,702	1,700,907	1,620,864	124,184	310,830
24,465	24,466	21,563	15,809	245,028	187,503	34,680	85,487
43,399	58,730	42,673	46,210	45,971	18,933	44,860	39,588
19,328	12,462	26,503	18,692	111,645	90,744	35,513	34,120
23,580	44,014	37,260	63,016	110,791	123,859	54,266	44,407
11,615	12,075	11,682	11,938	18,830	16,579	12,663	12,747
—	—	—	—	55,421	15,465	292	13,584
—	—	—	—	55,421	15,465	292	13,584
6,651	5,153	4,506	3,382	56,483	30,794	6,957	6,042
1,001,245	214,947	260,702	326,672	23,595,434	17,955,200	2,455,516	3,156,225
(303,269)	(151,294)	(163,224)	(192,284)	(1,415,567)	(1,751,107)	(769,387)	(153,628)
697,976	63,653	97,478	134,388	22,179,867	16,204,093	1,686,129	3,002,597
391,239	69,072	(9,352)	92,931	(2,913,191)	(8,363,548)	1,185,863	(1,223,903)

(2,372,256)	(177,887)	12,122	(198,819)	43,112,421	(60,418,546)	(5,361,582)	10,137,863
—	—	—	—	—	(98,602)	—	—

(6,161,882)	(625,166)	(1,263,339)	(1,296,252)	(443,674,733)	(353,167,835)	(14,601,162)	(30,252,076)
—	—	—	—	—	(6,983,404)	—	—
(8,534,138)	(803,053)	(1,251,217)	(1,495,071)	(400,562,312)	(420,668,387)	(19,962,744)	(20,114,213)
$(8,142,899)	$(733,981)	$(1,260,569)	$(1,402,140)	$(403,475,503)	$(429,031,935)	$(18,776,881)	$(21,338,116)

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$589,828	$424,086
Net realized gain (loss)	2,150,778	106,908,367
Net change in unrealized gain (loss)	(46,653,626)	(73,811,938)
Net increase (decrease) in net assets resulting from operations	(43,913,020)	33,520,515

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	(262,248)	—
Service Shares	—	—
Class IR Shares	(3,425)	—
Class R Shares	—	—
Class R6 Shares(a)	(18)	—
From net realized gains
Class A Shares	(53,960,447)	(109,107,619)
Class C Shares	(7,608,296)	(14,781,808)
Institutional Shares	(13,105,148)	(22,936,412)
Service Shares	(152,819)	(181,082)
Class IR Shares	(374,339)	(451,620)
Class R Shares	(304,242)	(557,137)
Class R6 Shares(a)	(712)	—
Total distributions to shareholders	(75,771,694)	(148,015,678)

From share transactions:
Proceeds from sales of shares	22,234,850	82,471,266
Reinvestment of distributions	71,646,768	140,089,222
Cost of shares redeemed	(91,569,292)	(134,901,119)
Net increase (decrease) in net assets resulting from share transactions	2,312,326	87,659,369
TOTAL INCREASE (DECREASE)	(117,372,388)	(26,835,794)

Net assets:
Beginning of period	928,073,011	954,908,805
End of period	$810,700,623	$928,073,011
Undistributed net investment income	$609,608	$285,471

(a)	Commenced operations on July 31, 2015.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Dynamic U.S. Equity Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$391,239	$686,366	$69,072	$109,603
(2,372,256)	20,209,855	(177,887)	1,495,944
(6,161,882)	(14,930,145)	(625,166)	(1,792,239)
(8,142,899)	5,966,076	(733,981)	(186,692)

—	—	(17,622)	(22,274)
—	—	—	—
(373,404)	(366,604)	(103,664)	(71,169)
—	—	—	—
(483)	(283)	(2,981)	(1,481)
—	—	—	(255)
(26)	—	(102)	—

(842,410)	(1,407,056)	(290,672)	(745,006)
(395,561)	(700,153)	(33,918)	(46,987)
(16,282,694)	(28,939,818)	(976,319)	(1,330,442)
—	—	—	—
(36,485)	(67,917)	(40,105)	(33,295)
(3,309)	(2,664)	(5,478)	(17,289)
(1,002)	—	(901)	—
(17,935,374)	(31,484,495)	(1,471,762)	(2,268,198)

4,475,773	10,807,640	1,088,694	4,955,313
17,572,645	30,851,758	1,161,930	2,266,646
(15,980,319)	(30,269,597)	(4,179,001)	(3,643,418)
6,068,099	11,389,801	(1,928,377)	3,578,541
(20,010,174)	(14,128,618)	(4,134,120)	1,123,651

166,984,522	181,113,140	15,223,238	14,099,587
$146,974,348	$166,984,522	$11,089,118	$15,223,238
$396,593	$379,267	$20,377	$75,674

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Flexible Cap Growth Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$(9,352)	$(29,361)
Net realized gain (loss)	12,122	1,341,552
Net change in unrealized gain (loss)	(1,263,339)	(561,111)
Net increase (decrease) in net assets resulting from operations	(1,260,569)	751,080

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(458,035)	(897,010)
Class C Shares	(116,932)	(182,809)
Institutional Shares	(497,675)	(1,118,730)
Service Shares	—	—
Class IR Shares	(13,475)	(32,793)
Class R Shares	(2,254)	(8,089)
Class R6 Shares(a)	(544)	—
Total distributions to shareholders	(1,088,915)	(2,239,431)

From share transactions:
Proceeds from sales of shares	2,372,311	5,135,583
Reinvestment of distributions	1,088,915	2,237,814
Cost of shares redeemed	(2,594,996)	(3,380,014)
Net increase (decrease) in net assets resulting from share transactions	866,230	3,993,383
TOTAL INCREASE (DECREASE)	(1,483,254)	2,505,032

Net assets:
Beginning of period	17,731,578	15,226,546
End of period	$16,248,324	$17,731,578
Undistributed (distributions in excess of) net investment income (loss)	$(26,172)	$(16,820)

(a)	Commenced operations on July 31, 2015.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund		Growth Opportunities Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$92,931	$136,615	$(2,913,191)	$(19,979,892)
(198,819)	1,794,517	43,112,421	540,219,024
(1,296,252)	(809,233)	(443,674,733)	(555,005,131)
(1,402,140)	1,121,899	(403,475,503)	(34,765,999)

(451)	—	—	—
(262)	—	—	—
(76,800)	(76,654)	—	—
—	—	—	—
(21)	(18)	—	—
—	—	—	—
(24)	—	—	—

(14,231)	(3,858)	(97,819,693)	(213,956,510)
(14,215)	(2,722)	(23,532,031)	(45,806,967)
(1,744,722)	(1,977,313)	(309,058,210)	(674,995,963)
—	—	(5,746,888)	(11,651,811)
(872)	(1,099)	(18,674,510)	(30,389,606)
(868)	(1,094)	(9,066,946)	(17,292,249)
(495)	—	(1,081,229)	—
(1,852,961)	(2,062,758)	(464,979,507)	(994,093,106)

1,429,601	12,758,032	404,303,821	1,354,546,446
1,852,961	2,062,758	390,089,513	802,333,312
(6,527,109)	(4,759,978)	(1,077,896,809)	(1,884,231,470)
(3,244,547)	10,060,812	(283,503,475)	272,648,288
(6,499,648)	9,119,953	(1,151,958,485)	(756,210,817)

33,578,424	24,458,471	4,584,750,752	5,340,961,569
$27,078,776	$33,578,424	$3,432,792,267	$4,584,750,752
$92,509	$77,136	$(19,273,424)	$(16,360,233)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Small/Mid Cap Growth Fund
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income (loss)	$(8,363,548)	$(18,094,472)
Net realized gain (loss)	(60,517,148)	158,512,531
Net change in unrealized gain (loss)	(360,151,239)	23,699,445
Net increase (decrease) in net assets resulting from operations	(429,031,935)	164,117,504

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
From net realized gains
Class A Shares	(33,875,139)	(59,422,373)
Class C Shares	(10,986,288)	(19,729,913)
Institutional Shares	(47,806,277)	(89,205,827)
Service Shares	(475,742)	(662,911)
Class IR Shares	(10,051,807)	(13,778,175)
Class R Shares	(1,254,158)	(2,780,547)
Class R6 Shares(a)	(313)	—
Total distributions to shareholders	(104,449,724)	(185,579,746)

From share transactions:
Proceeds from sales of shares	662,547,689	1,088,106,213
Reinvestment of distributions	93,324,634	164,354,586
Cost of shares redeemed	(516,445,352)	(691,041,765)
Net increase (decrease) in net assets resulting from share transactions	239,426,971	561,419,034
TOTAL INCREASE (DECREASE)	(294,054,688)	539,956,792

Net assets:
Beginning of period	2,798,527,319	2,258,570,527
End of period	$2,504,472,631	$2,798,527,319
Undistributed (distributions in excess of) net investment income (loss)	$(7,792,881)	$570,667

(a)	Commenced operations on July 31, 2015.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund		Technology Opportunities Fund
For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015

$1,185,863	$1,796,891	$(1,223,903)	$(3,232,312)
(5,361,582)	29,207,245	10,137,863	45,968,161
(14,601,162)	(15,744,519)	(30,252,076)	(33,789,050)
(18,776,881)	15,259,617	(21,338,116)	8,946,799

(72,760)	—	—	—
—	—	—	—
(1,396,604)	(991,937)	—	—
(299)	—	—	—
(2,572)	(1,531)	—	—
(106)	—	—	—
(42)	—	—	—

(2,662,084)	(7,853,382)	(21,931,581)	(19,398,872)
(747,201)	(2,031,017)	(5,298,231)	(4,987,729)
(18,504,227)	(47,665,788)	(6,969,643)	(7,490,876)
(12,977)	(26,879)	(975,553)	(853,327)
(47,249)	(147,162)	(511,029)	(226,844)
(4,036)	(2,673)	—	—
(516)	—	—	—
(23,450,673)	(58,720,369)	(35,686,037)	(32,957,648)

84,720,514	85,773,465	39,614,252	106,814,338
22,818,630	56,900,752	32,425,459	29,561,009
(45,164,143)	(112,960,044)	(72,874,062)	(136,669,644)
62,375,001	29,714,173	(834,351)	(294,297)
20,147,447	(13,746,579)	(57,858,504)	(24,305,146)

383,996,827	397,743,406	412,557,635	436,862,781
$404,144,274	$383,996,827	$354,699,131	$412,557,635
$1,195,501	$1,482,021	$(2,687,733)	$(1,463,830)

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$24.80	$0.01	(d)	$(1.07)	$(1.06)	$—	$(2.05)	$(2.05)
2016 - C	19.77	(0.06	)(d)	(0.82)	(0.88)	—	(2.05)	(2.05)
2016 - Institutional	26.82	0.07	(d)	(1.19)	(1.12)	(0.04)	(2.05)	(2.09)
2016 - Service	24.12	—	(d)(f)	(1.04)	(1.04)	—	(2.05)	(2.05)
2016 - IR	25.07	0.04	(d)	(1.09)	(1.05)	(0.02)	(2.05)	(2.07)
2016 - R	24.19	(0.01	)(d)	(1.05)	(1.06)	—	(2.05)	(2.05)
2016 - R6	26.82	0.07	(d)	(1.18)	(1.11)	(0.05)	(2.05)	(2.10)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	28.16	0.01		1.00	1.01	—	(4.37)	(4.37)
2015 - C	23.45	(0.15)		0.84	0.69	—	(4.37)	(4.37)
2015 - Institutional	30.01	0.12		1.06	1.18	—	(4.37)	(4.37)
2015 - Service	27.53	(0.02)		0.98	0.96	—	(4.37)	(4.37)
2015 - IR	28.36	0.07		1.01	1.08	—	(4.37)	(4.37)
2015 - R	27.64	(0.06)		0.98	0.92	—	(4.37)	(4.37)
2015 - R6 (Commenced July 31, 2015)	28.86	0.01		(2.05)	(2.04)	—	—	—
2014 - A	28.13	(0.01)		6.41	6.40	(0.08)	(6.29)	(6.37)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(g)	3.66	3.76	(0.03)	—	(0.03)
2013 - C	21.35	(0.08	)(g)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(g)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(g)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(g)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(g)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(f)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)
2011 - A	17.68	0.03		2.78	2.81	—	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01		2.73	2.74	—	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)		2.77	2.74	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$21.69	(4.97)%	$603,734	1.16	%(e)	1.50	%(e)	0.12	%(d)(e)	23%
16.84	(5.35)	66,598	1.91	(e)	2.25	(e)	(0.63	)(d)(e)	23
23.61	(4.83)	131,338	0.75	(e)	1.10	(e)	0.51	(d)(e)	23
21.03	(5.03)	1,566	1.26	(e)	1.60	(e)	0.02	(d)(e)	23
21.95	(4.89)	3,835	0.90	(e)	1.25	(e)	0.36	(d)(e)	23
21.08	(5.10)	3,621	1.41	(e)	1.75	(e)	(0.12	)(d)(e)	23
23.61	(4.80)	9	0.73	(e)	1.07	(e)	0.55	(d)(e)	23

24.80	3.34	669,345	1.15		1.49		0.04		55
19.77	2.55	75,941	1.90		2.25		(0.71)		55
26.82	3.75	173,539	0.75		1.09		0.44		55
24.12	3.23	1,917	1.25		1.60		(0.08)		55
25.07	3.59	3,823	0.90		1.24		0.28		55
24.19	3.05	3,500	1.40		1.74		(0.21)		55
26.82	(7.07)	9	0.76	(e)	1.11	(e)	0.54	(e)	55
28.16	25.50	702,534	1.16		1.51		(0.05)		75
23.45	24.57	81,954	1.91		2.26		(0.80)		75
30.01	26.03	147,642	0.76		1.11		0.35		75
27.53	25.39	1,135	1.26		1.61		(0.15)		75
28.36	25.80	2,951	0.91		1.26		0.20		75
27.64	25.18	3,571	1.41		1.76		(0.30)		75
28.13	15.41	630,495	1.14		1.50		0.38	(g)	52
24.46	14.57	75,375	1.89		2.25		(0.37	)(g)	52
29.57	15.89	124,795	0.74		1.10		0.75	(g)	52
27.62	15.32	980	1.24		1.60		0.27	(g)	52
28.28	15.75	2,112	0.89		1.25		0.67	(g)	52
27.75	15.15	2,480	1.39		1.75		0.13	(g)	52
24.40	19.24	662,127	1.14		1.48		0.09		55
21.35	18.36	73,162	1.89		2.23		(0.66)		55
25.64	19.64	83,466	0.74		1.08		0.42		55
23.96	19.08	1,072	1.24		1.58		(0.02)		55
24.53	19.48	2,415	0.89		1.23		0.36		55
24.14	18.92	1,475	1.39		1.73		(0.12)		55
20.49	15.89	662,256	1.14		1.47		0.13		58
18.03	14.99	72,314	1.89		2.22		(0.62)		58
21.54	16.33	299,223	0.74		1.07		0.53		58
20.13	15.76	953	1.24		1.57		0.03		58
20.66	16.20	1,472	0.89		1.22		1.64		58
20.31	15.59	567	1.39		1.72		(0.12)		58

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$16.06	$0.01	(d)	$(0.72)	$(0.71)	$—	$(1.81)	$(1.81)
2016 - C	14.05	(0.04	)(d)	(0.61)	(0.65)	—	(1.81)	(1.81)
2016 - Institutional	16.88	0.04	(d)	(0.76)	(0.72)	(0.04)	(1.81)	(1.85)
2016 - IR	16.26	0.03	(d)	(0.73)	(0.70)	(0.02)	(1.81)	(1.83)
2016 - R	15.71	(0.01	)(d)	(0.69)	(0.70)	—	(1.81)	(1.81)
2016 - R6	16.88	0.04	(d)	(0.76)	(0.72)	(0.04)	(1.81)	(1.85)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	18.94	—	(f)(g)	0.55	0.55	—	(3.43)	(3.43)
2015 - C	17.09	(0.11	)(g)	0.50	0.39	—	(3.43)	(3.43)
2015 - Institutional	19.71	0.08	(g)	0.57	0.65	(0.05)	(3.43)	(3.48)
2015 - IR	19.10	0.05	(g)	0.56	0.61	(0.02)	(3.43)	(3.45)
2015 - R	18.64	(0.05	)(g)	0.55	0.50	—	(3.43)	(3.43)
2015 - R6 (Commenced July 31, 2015)	18.04	0.01	(g)	(1.17)	(1.16)	—	—	—
2014 - A	17.05	(0.06)		3.78	3.72	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(h)	2.03	2.14	(0.06)	—	(0.06)
2013 - C	13.79	(0.06	)(h)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(h)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(h)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(h)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(f)	2.33	2.33	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—
2011 - A	10.91	(0.01)		1.74	1.73	—	—	—
2011 - C	10.20	(0.10)		1.63	1.53	—	—	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)	—	(0.02)
2011 - IR	10.97	0.04		1.73	1.77	(0.01)	—	(0.01)
2011 - R	10.83	(0.04)		1.73	1.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.30% of average net assets.
(h)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.54	(5.49)%	$6,367	1.23	%(e)	1.60	%(e)	0.12	%(d)(e)	24%
11.59	(5.87)	2,564	1.98	(e)	2.35	(e)	(0.62	)(d)(e)	24
14.31	(5.30)	137,666	0.83	(e)	1.20	(e)	0.53	(d)(e)	24
13.73	(5.36)	340	0.98	(e)	1.35	(e)	0.38	(d)(e)	24
13.20	(5.55)	28	1.48	(e)	1.85	(e)	(0.13	)(d)(e)	24
14.31	(5.28)	9	0.80	(e)	1.18	(e)	0.55	(d)(e)	24

16.06	2.54	7,350	1.24		1.60		0.02	(g)	47
14.05	1.78	3,604	1.99		2.35		(0.74	)(g)	47
16.88	2.97	155,652	0.84		1.20		0.42	(g)	47
16.26	2.84	342	0.99		1.35		0.29	(g)	47
15.71	2.28	27	1.49		1.87		(0.31	)(g)	47
16.88	(6.43)	9	0.77	(e)	1.48	(e)	0.46	(e)(g)	47
18.94	22.88	7,564	1.27		1.60		(0.32)		60
17.09	21.98	3,460	2.02		2.35		(1.06)		60
19.71	23.44	169,387	0.87		1.20		0.09		60
19.10	23.20	385	1.02		1.35		(0.06)		60
18.64	22.61	14	1.50		1.84		(0.55)		60
17.05	14.36	8,476	1.26		1.62		0.69	(h)	57
15.65	13.57	2,561	2.01		2.37		(0.39	)(h)	57
17.63	14.81	146,183	0.86		1.23		0.56	(h)	57
17.15	14.61	346	1.01		1.38		0.76	(h)	57
16.84	14.13	12	1.51		1.87		0.09	(h)	57
14.97	18.38	92,207	1.26		1.57		0.01		33
13.79	17.51	2,877	2.01		2.32		(0.72)		33
15.48	18.80	56,118	0.86		1.17		0.39		33
15.07	18.69	584	1.01		1.32		0.28		33
14.80	18.08	10	1.51		1.82		(0.22)		33
12.64	15.86	109,826	1.30		1.56		(0.08)		35
11.73	15.00	2,000	2.05		2.31		(0.82)		35
13.07	16.35	126,113	0.90		1.16		0.33		35
12.73	16.13	437	1.05		1.31		0.28		35
12.52	15.60	9	1.55		1.81		(0.29)		35

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$13.92	$0.05	$(0.93)	$(0.88)	$(0.07)	$(1.36)	$(1.43)
2016 - C	13.56	— (e)	(0.89)	(0.89)	—	(1.36)	(1.36)
2016 - Institutional	14.01	0.08	(0.93)	(0.85)	(0.13)	(1.36)	(1.49)
2016 - IR	13.98	0.07	(0.93)	(0.86)	(0.09)	(1.36)	(1.45)
2016 - R	13.88	0.04	(0.92)	(0.88)	—	(1.36)	(1.36)
2016 - R6	14.01	0.08	(0.93)	(0.85)	(0.13)	(1.36)	(1.49)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	16.66	0.09	(0.17)	(0.08)	(0.07)	(2.59)	(2.66)
2015 - C	16.33	(0.03)	(0.15)	(0.18)	—	(2.59)	(2.59)
2015 - Institutional	16.75	0.14	(0.16)	(0.02)	(0.13)	(2.59)	(2.72)
2015 - IR	16.72	0.11	(0.15)	(0.04)	(0.11)	(2.59)	(2.70)
2015 - R	16.62	0.04	(0.16)	(0.12)	(0.03)	(2.59)	(2.62)
2015 - R6 (Commenced July 31, 2015)	15.04	0.01	(1.04)	(1.03)	—	—	—
2014 - A	14.79	0.06	3.23	3.29	(0.05)	(1.37)	(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (e)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$11.61	(7.33)%	$2,787	1.23	%(d)	3.60	%(d)	0.77	%(d)	25%
11.31	(7.61)	287	1.98	(d)	4.29	(d)	—	(d)	25
11.67	(7.09)	7,304	0.82	(d)	3.05	(d)	1.16	(d)	25
11.67	(7.17)	650	0.97	(d)	3.35	(d)	1.06	(d)	25
11.64	(7.35)	53	1.47	(d)	3.52	(d)	0.57	(d)	25
11.67	(7.07)	9	0.81	(d)	3.20	(d)	1.18	(d)	25

13.92	(1.22)	3,086	1.21		2.81		0.57		67
13.56	(1.96)	355	1.97		3.56		(0.21)		67
14.01	(0.82)	10,855	0.81		2.42		0.93		67
13.98	(0.98)	800	0.96		1.06		0.73		67
13.88	(1.48)	118	1.46		3.10		0.28		67
14.01	(6.85)	9	0.76	(d)	1.65	(d)	1.08	(d)	67
16.66	23.41	4,542	1.20		3.04		0.37		67
16.33	22.44	247	1.95		3.78		(0.37)		67
16.75	23.92	8,995	0.80		2.65		0.76		67
16.72	23.71	205	0.95		2.80		0.61		67
16.62	23.06	110	1.45		3.30		0.11		67
14.79	21.05	2,869	1.18		3.66		0.68		61
14.58	20.20	126	1.93		4.41		(0.09)		61
14.85	21.56	8,646	0.78		3.24		1.06		61
14.83	21.39	174	0.93		3.39		0.90		61
14.78	20.83	51	1.43		3.80		0.29		61
12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$11.90	$(0.01)		$(0.75)	$(0.76)	$—	$(0.73)	$(0.73)
2016 - C	11.00	(0.05)		(0.69)	(0.74)	—	(0.73)	(0.73)
2016 - Institutional	12.44	0.01		(0.79)	(0.78)	—	(0.73)	(0.73)
2016 - IR	12.27	—	(e)	(0.77)	(0.77)	—	(0.73)	(0.73)
2016 - R	11.63	(0.03)		(0.73)	(0.76)	—	(0.73)	(0.73)
2016 - R6	12.44	0.01		(0.79)	(0.78)	—	(0.73)	(0.73)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	13.21	(0.04	)(f)	0.63	0.59	—	(1.90)	(1.90)
2015 - C	12.43	(0.12	)(f)	0.59	0.47	—	(1.90)	(1.90)
2015 - Institutional	13.68	0.01	(f)	0.65	0.66	—	(1.90)	(1.90)
2015 - IR	13.53	—	(e)(f)	0.64	0.64	—	(1.90)	(1.90)
2015 - R	12.97	(0.07	)(f)	0.63	0.56	—	(1.90)	(1.90)
2015 - R6 (Commenced July 31, 2015)	13.38	—	(e)(f)	(0.94)	(0.94)	—	—	—
2014 - A	11.83	(0.05)		3.01	2.96	—	(1.58)	(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(e)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(e)(h)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(h)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(h)	1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(h)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(h)	1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	—	(0.59)	(0.59)
2011 - A	9.41	(0.04)		1.51	1.47	—	(0.50)	(0.50)
2011 - C	9.25	(0.12)		1.49	1.37	—	(0.50)	(0.50)
2011 - Institutional	9.53	—	(f)	1.52	1.52	—	(0.50)	(0.50)
2011 - IR	9.49	—	(f)	1.50	1.50	—	(0.50)	(0.50)
2011 - R	9.37	(0.07)		1.50	1.43	—	(0.50)	(0.50)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.13% of average net assets.
(g)	Amount is less than 0.005% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.41	(6.95)%	$6,329	1.23	%(d)	3.07	%(d)	(0.23	)%(d)	20%
9.53	(7.34)	1,664	1.98	(d)	3.83	(d)	(0.98	)(d)	20
10.93	(6.80)	8,145	0.82	(d)	2.69	(d)	0.18	(d)	20
10.77	(6.81)	62	0.97	(d)	2.70	(d)	0.02	(d)	20
10.14	(7.11)	39	1.47	(d)	3.36	(d)	(0.48	)(d)	20
10.93	(6.80)	9	0.80	(d)	2.66	(d)	0.20	(d)	20

11.90	4.59	7,048	1.24		2.97		(0.30	)(f)	41
11.00	3.83	1,802	1.98		3.71		(1.04	)(f)	41
12.44	4.99	8,586	0.84		2.57		0.09	(f)	41
12.27	4.88	253	0.98		2.66		(0.03	)(f)	41
11.63	4.43	33	1.49		3.24		(0.55	)(f)	41
12.44	(7.03)	9	0.84	(d)	4.34	(d)	0.24	(d)(f)	41
13.21	26.62	5,665	1.28		3.32		(0.40)		56
12.43	25.68	1,119	2.03		4.09		(1.15)		56
13.68	27.21	8,262	0.88		2.92		—	(g)	56
13.53	26.98	126	1.03		3.04		(0.17)		56
12.97	26.38	55	1.53		3.56		(0.65)		56
11.83	16.78	4,584	1.26		3.62		0.03	(h)	40
11.29	15.94	1,005	2.01		4.32		(0.75	)(h)	40
12.17	17.23	6,215	0.86		3.18		0.37	(h)	40
12.05	17.08	167	1.01		3.35		0.26	(h)	40
11.66	16.50	41	1.51		3.91		(0.19	)(h)	40
11.48	17.11	7,423	1.26		3.14		(0.22)		32
11.09	16.23	975	2.01		3.89		(0.95)		32
11.73	17.61	4,640	0.86		2.74		0.21		32
11.64	17.41	179	1.01		2.89		0.06		32
11.36	16.84	63	1.51		3.39		(0.43)		32
10.38	15.42	15,853	1.34		2.59		(0.37)		51
10.12	14.58	974	2.09		3.34		(1.10)		51
10.55	15.77	4,142	0.94		2.19		0.04		51
10.49	15.62	116	1.09		2.34		(0.04)		51
10.30	15.05	11	1.59		2.84		(0.61)		51

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$14.36	$—	(d)(e)	$(0.71)	$(0.71)	$(0.02)	$(0.76)	$(0.78)
2016 - C	14.01	(0.05	)(d)	(0.70)	(0.75)	(0.01)	(0.76)	(0.77)
2016 - Institutional	14.50	0.04	(d)	(0.73)	(0.69)	(0.03)	(0.76)	(0.79)
2016 - IR	14.47	0.03	(d)	(0.73)	(0.70)	(0.01)	(0.76)	(0.77)
2016 - R	14.28	(0.01	)(d)	(0.71)	(0.72)	—	(0.76)	(0.76)
2016 - R6	14.50	0.04	(d)	(0.73)	(0.69)	(0.03)	(0.76)	(0.79)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	14.74	(0.01	)(g)	0.65	0.64	—	(1.02)	(1.02)
2015 - C	14.51	(0.10	)(g)	0.62	0.52	—	(1.02)	(1.02)
2015 - Institutional	14.85	0.07	(g)	0.64	0.71	(0.04)	(1.02)	(1.06)
2015 - IR	14.83	0.04	(g)	0.64	0.68	(0.02)	(1.02)	(1.04)
2015 - R	14.70	(0.03	)(g)	0.63	0.60	—	(1.02)	(1.02)
2015 - R6 (Commenced July 31, 2015)	15.27	—	(e)(g)	(0.77)	(0.77)	—	—	—
2014 - A	12.95	(0.05)		2.77	2.72	—	(0.93)	(0.93)
2014 - C	12.85	(0.15)		2.74	2.59	—	(0.93)	(0.93)
2014 - Institutional	13.02	0.01		2.78	2.79	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.77	2.76	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.08)		2.76	2.68	—	(0.93)	(0.93)
2013 - A	11.35	0.01	(h)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(h)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(h)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(h)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(e)(h)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(e)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.46% of average net assets
(e)	Amount is less than $0.005 per share.
(f)	Annualized.
(g)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.31% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.87	(5.45)%	$282	1.23	%(f)	2.57	%(f)	0.05	%(d)(f)	25%
12.49	(5.87)	240	1.98	(f)	3.41	(f)	(0.77	)(d)(f)	25
13.02	(5.26)	26,517	0.83	(f)	2.03	(f)	0.59	(d)(f)	25
13.00	(5.30)	16	0.98	(f)	2.22	(f)	0.42	(d)(f)	25
12.80	(5.56)	15	1.49	(f)	2.73	(f)	(0.09	)(d)(f)	25
13.02	(5.24)	9	0.79	(f)	2.03	(f)	0.63	(d)(f)	25

14.36	4.27	148	1.24		2.22		(0.05	)(g)	67
14.01	3.47	53	1.99		3.00		(0.70	)(g)	67
14.50	4.72	33,335	0.84		1.85		0.45	(g)	67
14.47	4.50	17	1.01		2.02		0.30	(g)	67
14.28	3.99	16	1.49		2.50		(0.19	)(g)	67
14.50	(5.04)	9	0.81	(f)	2.05	(f)	0.24	(g)(f)	67
14.74	21.60	42	1.26		2.83		(0.37)		97
14.51	20.71	39	2.01		3.49		(1.05)		97
14.85	22.00	24,346	0.86		2.31		0.10		97
14.83	21.83	16	1.01		2.51		(0.08)		97
14.70	21.28	16	1.51		3.01		(0.58)		97
12.95	14.79	56	1.24		6.12		0.08	(h)	87
12.85	13.94	23	1.99		6.91		(0.52	)(h)	87
13.02	15.33	12,838	0.84		4.59		0.53	(h)	87
13.01	15.08	13	1.00		6.58		0.52	(h)	87
12.95	14.53	13	1.49		7.08		0.02	(h)	87

11.35	13.50	35	1.24	(f)	17.07	(f)	0.04	(f)	23
11.31	13.10	11	1.99	(f)	17.82	(f)	(0.81	)(f)	23
11.38	13.80	3,417	0.84	(f)	16.67	(f)	0.36	(f)	23
11.38	13.80	11	0.99	(f)	16.82	(f)	0.22	(f)	23
11.34	13.40	11	1.49	(f)	17.32	(f)	(0.30	)(f)	23

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$23.84	$(0.04	)(d)	$(2.12)	$(2.16)	$(2.81)
2016 - C	18.95	(0.10	)(d)	(1.62)	(1.72)	(2.81)
2016 - Institutional	26.71	—	(d)(f)	(2.40)	(2.40)	(2.81)
2016 - Service	23.11	(0.05	)(d)	(2.04)	(2.09)	(2.81)
2016 - IR	24.52	(0.02	)(d)	(2.18)	(2.20)	(2.81)
2016 - R	23.21	(0.07	)(d)	(2.05)	(2.12)	(2.81)
2016 - R6	26.71	—	(d)(f)	(2.40)	(2.40)	(2.81)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	30.22	(0.17	)(g)	(0.05)	(0.22)	(6.16)
2015 - C	25.42	(0.30	)(g)	(0.01)	(0.31)	(6.16)
2015 - Institutional	33.02	(0.07	)(g)	(0.08)	(0.15)	(6.16)
2015 - Service	29.51	(0.19	)(g)	(0.05)	(0.24)	(6.16)
2015 - IR	30.85	(0.11	)(g)	(0.06)	(0.17)	(6.16)
2015 - R	29.65	(0.23	)(g)	(0.05)	(0.28)	(6.16)
2015 - R6 (Commenced July 31, 2015)	28.49	(0.01	)(g)	(1.77)	(1.78)	—
2014 - A	26.65	(0.19)		5.95	5.76	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	(2.19)
2014 - IR	27.10	(0.12)		6.06	5.94	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	(2.19)
2013 - A	23.88	(0.11	)(h)	4.53	4.42	(1.65)
2013 - C	20.89	(0.26	)(h)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(h)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(h)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(h)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(h)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	(0.22)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.10% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(i)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.87	(10.08)%	$658,229	1.34	%(e)	1.42	%(e)	(0.39	)%(d)(e)	30%
14.42	(10.38)	129,007	2.09	(e)	2.17	(e)	(1.14	)(d)(e)	30
21.50	(9.89)	2,400,000	0.95	(e)	1.02	(e)	—	(d)(e)	30
18.21	(10.10)	37,054	1.45	(e)	1.52	(e)	(0.51	)(d)(e)	30
19.51	(9.96)	134,681	1.09	(e)	1.17	(e)	(0.14	)(d)(e)	30
18.28	(10.19)	63,261	1.59	(e)	1.67	(e)	(0.64	)(d)(e)	30
21.50	(9.89)	10,560	0.93	(e)	1.00	(e)	0.04	(d)(e)	30

23.84	(1.47)	946,463	1.35		1.40		(0.65	)(g)	51
18.95	(2.23)	168,461	2.10		2.15		(1.40	)(g)	51
26.71	(1.08)	3,171,058	0.95		1.00		(0.24	)(g)	51
23.11	(1.59)	49,105	1.45		1.50		(0.75	)(g)	51
24.52	(1.25)	171,980	1.10		1.15		(0.41	)(g)	51
23.21	(1.74)	77,673	1.60		1.65		(0.90	)(g)	51
26.71	(6.25)	9	0.97	(e)	1.02	(e)	(0.32	)(e)(g)	51
30.22	22.57	1,110,320	1.36		1.40		(0.66)		59
25.42	21.67	191,125	2.11		2.15		(1.41)		59
33.02	23.04	3,750,790	0.96		1.00		(0.26)		59
29.51	22.42	57,643	1.46		1.50		(0.76)		59
30.85	22.87	143,249	1.11		1.15		(0.41)		59
29.65	22.25	80,542	1.61		1.65		(0.91)		59
26.65	19.84	1,130,449	1.35		1.41		(0.44	)(h)	41
22.89	18.94	172,010	2.10		2.16		(1.19	)(h)	41
28.83	20.38	3,207,925	0.95		1.01		(0.05	)(h)	41
26.10	19.74	60,977	1.45		1.51		(0.54	)(h)	41
27.10	20.18	91,093	1.10		1.16		(0.21	)(h)	41
26.25	19.61	71,263	1.60		1.66		(0.71	)(h)	41
23.88	19.15	1,068,187	1.35		1.41		(0.67)		59
20.89	18.24	157,901	2.10		2.16		(1.42)		59
25.59	19.61	2,710,810	0.95		1.01		(0.27)		59
23.44	19.03	59,834	1.45		1.51		(0.77)		59
24.19	19.43	75,702	1.10		1.16		(0.42)		59
23.59	18.83	54,071	1.60		1.66		(0.91)		59
21.36	12.97	1,060,320	1.36		1.41		(0.70)		71	(i)
18.99	12.18	158,371	2.11		2.16		(1.46)		71	(i)
22.71	13.39	2,843,584	0.96		1.01		(0.30)		71	(i)
21.01	12.85	57,002	1.46		1.51		(0.81)		71	(i)
21.57	13.24	54,912	1.11		1.16		(0.43)		71	(i)
21.17	12.68	33,931	1.61		1.66		(0.94)		71	(i)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$20.72	$(0.07	)(d)	$(2.82)	$(2.89)	$(0.73)
2016 - C	18.74	(0.13	)(d)	(2.54)	(2.67)	(0.73)
2016 - Institutional	21.69	(0.04	)(d)	(2.96)	(3.00)	(0.73)
2016 - Service	20.35	(0.08	)(d)	(2.77)	(2.85)	(0.73)
2016 - IR	21.21	(0.05	)(d)	(2.89)	(2.94)	(0.73)
2016 - R	20.26	(0.09	)(d)	(2.76)	(2.85)	(0.73)
2016 – R6	21.69	(0.03	)(d)	(2.97)	(3.00)	(0.73)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	20.90	(0.18	)(f)	1.71	1.53	(1.71)
2015 - C	19.20	(0.31	)(f)	1.56	1.25	(1.71)
2015 - Institutional	21.71	(0.10	)(f)	1.79	1.69	(1.71)
2015 - Service	20.58	(0.20	)(f)	1.68	1.48	(1.71)
2015 - IR	21.30	(0.13	)(f)	1.75	1.62	(1.71)
2015 - R	20.51	(0.23	)(f)	1.69	1.46	(1.71)
2015 – R6 (Commenced July 31, 2015)	23.47	(0.01	)(f)	(1.77)	(1.78)	—
2014 - A	18.63	(0.16	)(g)	3.43	3.27	(1.00)
2014 - C	17.31	(0.29	)(g)	3.18	2.89	(1.00)
2014 - Institutional	19.25	(0.09	)(g)	3.55	3.46	(1.00)
2014 - Service	18.38	(0.18	)(g)	3.38	3.20	(1.00)
2014 - IR	18.93	(0.12	)(g)	3.49	3.37	(1.00)
2014 - R	18.35	(0.21	)(g)	3.37	3.16	(1.00)
2013 - A	15.52	(0.11	)(h)	3.99	3.88	(0.77)
2013 - C	14.58	(0.23	)(h)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(h)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(h)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(h)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(h)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.15% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.05% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(h)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.10	(14.34)%	$799,461	1.32	%(e)	1.45	%(e)	(0.74	)%(d)(e)	30%
15.34	(14.69)	240,384	2.07	(e)	2.20	(e)	(1.50	)(d)(e)	30
17.96	(14.21)	1,162,234	0.93	(e)	1.05	(e)	(0.35	)(d)(e)	30
16.77	(14.41)	11,878	1.43	(e)	1.55	(e)	(0.86	)(d)(e)	30
17.54	(14.24)	257,493	1.07	(e)	1.20	(e)	(0.49	)(d)(e)	30
16.68	(14.47)	32,234	1.57	(e)	1.70	(e)	(0.99	)(d)(e)	30
17.96	(14.21)	788	0.91	(e)	1.04	(e)	(0.39	)(d)(e)	30

20.72	7.67	906,362	1.33		1.45		(0.85	)(f)	47
18.74	6.84	268,384	2.08		2.20		(1.60	)(f)	47
21.69	8.15	1,355,322	0.93		1.05		(0.45	)(f)	47
20.35	7.54	12,695	1.42		1.55		(0.95	)(f)	47
21.21	7.97	221,058	1.08		1.20		(0.60	)(f)	47
20.26	7.46	34,697	1.58		1.70		(1.10	)(f)	47
21.69	(7.58)	9	0.92	(e)	1.05	(e)	(0.34	)(f)(e)	47
20.90	17.97	741,254	1.33		1.48		(0.82	)(g)	43
19.20	17.11	221,451	2.08		2.23		(1.57	)(g)	43
21.71	18.39	1,077,769	0.93		1.08		(0.42	)(g)	43
20.58	17.83	8,692	1.43		1.58		(0.92	)(g)	43
21.30	18.22	171,779	1.08		1.23		(0.57	)(g)	43
20.51	17.63	34,118	1.58		1.73		(1.07	)(g)	43
18.63	26.18	592,798	1.34		1.49		(0.68	)(h)	37
17.31	25.23	150,744	2.09		2.24		(1.44	)(h)	37
19.25	26.68	725,662	0.94		1.09		(0.32	)(h)	37
18.38	26.02	8,495	1.44		1.59		(0.77	)(h)	37
18.93	26.49	93,255	1.09		1.24		(0.45	)(h)	37
18.35	25.82	24,420	1.59		1.74		(0.93	)(h)	37
15.52	18.97	393,284	1.35		1.50		(0.83)		51
14.58	18.03	87,185	2.10		2.25		(1.58)		51
15.95	19.42	291,636	0.95		1.10		(0.43)		51
15.34	18.87	6,774	1.45		1.60		(0.92)		51
15.72	19.22	46,777	1.10		1.25		(0.57)		51
15.34	18.69	19,156	1.60		1.75		(1.07)		51
13.67	15.30	403,960	1.47		1.50		(0.99)		53
12.98	14.51	79,875	2.22		2.25		(1.74)		53
13.98	15.77	340,712	1.07		1.10		(0.59)		53
13.53	15.19	5,879	1.57		1.60		(1.08)		53
13.81	15.60	30,858	1.22		1.25		(0.71)		53
13.55	14.97	15,370	1.72		1.75		(1.24)		53

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$11.86	$0.02	(d)	$(0.48)	$(0.46)	$(0.02)	$(0.69)	$(0.71)
2016 - C	10.12	(0.02	)(d)	(0.40)	(0.42)	—	(0.69)	(0.69)
2016 - Institutional	12.53	0.04	(d)	(0.50)	(0.46)	(0.05)	(0.69)	(0.74)
2016 - Service	11.81	0.01	(d)	(0.47)	(0.46)	(0.01)	(0.69)	(0.70)
2016 - IR	12.53	0.03	(d)	(0.50)	(0.47)	(0.04)	(0.69)	(0.73)
2016 - R	11.74	—	(d)	(0.46)	(0.46)	(0.02)	(0.69)	(0.71)
2016 - R6	12.53	0.04	(d)	(0.51)	(0.47)	(0.05)	(0.69)	(0.74)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	13.50	0.02	(f)	0.42	0.44	—	(2.08)	(2.08)
2015 - C	11.90	(0.07	)(f)	0.37	0.30	—	(2.08)	(2.08)
2015 - Institutional	14.15	0.07	(f)	0.43	0.50	(0.04)	(2.08)	(2.12)
2015 - Service	13.47	—	(g)(f)	0.42	0.42	—	(2.08)	(2.08)
2015 - IR	14.14	0.05	(f)	0.44	0.49	(0.02)	(2.08)	(2.10)
2015 - R	13.42	(0.01	)(f)	0.41	0.40	—	(2.08)	(2.08)
2015 - R6 (Commenced July 31, 2015)	13.36	0.01	(f)	(0.84)	(0.83)	—	—	—
2014 - A	12.29	(0.01)		3.06	3.05	(0.01)	(1.83)	(1.84)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(h)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - C	10.54	(0.04	)(h)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(h)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(h)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(h)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(h)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(g)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - C	7.86	(0.05)		1.14	1.09	—	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(g)	1.24	1.24	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(g)	Amount is less than $0.005 per share.
(h)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(i)	Amount is less than 0.005% per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.69	(4.41)%	$44,684	1.15	%(e)	1.53	%(e)	0.26	%(d)(e)	26%
9.01	(4.75)	10,866	1.91	(e)	2.28	(e)	(0.49	)(d)(e)	26
11.33	(4.17)	347,539	0.75	(e)	1.13	(e)	0.66	(d)(e)	26
10.65	(4.45)	216	1.25	(e)	1.63	(e)	0.18	(d)(e)	26
11.33	(4.28)	761	0.90	(e)	1.28	(e)	0.51	(d)(e)	26
10.57	(4.47)	70	1.40	(e)	1.78	(e)	0.03	(d)(e)	26
11.32	(4.23)	9	0.77	(e)	1.15	(e)	0.65	(d)(e)	26

11.86	3.09	45,046	1.15		1.52		0.13	(f)	52
10.12	2.23	11,175	1.90		2.27		(0.63	)(f)	52
12.53	3.43	326,619	0.75		1.12		0.52	(f)	52
11.81	2.93	254	1.25		1.62		(0.01	)(f)	52
12.53	3.34	817	0.90		1.27		0.37	(f)	52
11.74	2.78	77	1.40		1.76		(0.07	)(f)	52
12.53	(6.21)	9	0.73	(e)	1.06	(e)	0.68	(e)(f)	52
13.50	26.74	51,626	1.16		1.53		(0.10)		64
11.90	25.83	11,717	1.91		2.28		(0.85)		64
14.15	27.32	332,401	0.76		1.13		0.30		64
13.47	26.55	156	1.26		1.63		(0.20)		64
14.14	27.03	994	0.91		1.28		0.15		64
13.42	26.49	15	1.38		1.75		(0.30)		64
12.29	15.53	87,987	1.15		1.54		0.49	(h)	55
11.09	14.68	9,314	1.90		2.29		(0.35	)(h)	55
12.79	15.98	242,865	0.75		1.14		0.81	(h)	55
12.28	15.45	82	1.25		1.64		0.24	(h)	55
12.80	15.80	884	0.90		1.29		0.57	(h)	55
12.26	15.36	6	1.34		1.73		0.22	(h)	55
11.57	18.45	181,257	1.15		1.51		0.14		54
10.54	17.71	8,279	1.90		2.26		(0.61)		54
12.00	18.97	256,389	0.75		1.11		0.54		54
11.59	18.50	52	1.25		1.61		0.18		54
12.01	18.85	321	0.90		1.26		0.38		54
11.53	18.32	4	1.40		1.76		(0.05)		54
9.77	14.89	199,185	1.15		1.51		0.19		40
8.95	13.87	8,828	1.90		2.26		(0.56)		40
10.14	15.33	260,481	0.75		1.11		0.58		40
9.80	14.90	2	1.25		1.61		0.21		40
10.10	14.99	125	0.90		1.26		0.42		40
9.74	14.52	4	1.40		1.76		–	(i)	40

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$17.93	$(0.05	)(d)	$(0.73)	$(0.78)	$(1.58)
2016 - C	15.70	(0.10	)(d)	(0.61)	(0.71)	(1.58)
2016 - Institutional	19.22	(0.02	)(d)	(0.79)	(0.81)	(1.58)
2016 - Service	17.69	(0.06	)(d)	(0.72)	(0.78)	(1.58)
2016 - IR	19.07	(0.03	)(d)	(0.79)	(0.82)	(1.58)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	18.97	(0.14	)(f)	0.57	0.43	(1.47)
2015 - C	16.91	(0.24	)(f)	0.50	0.26	(1.47)
2015 - Institutional	20.16	(0.07	)(f)	0.60	0.53	(1.47)
2015 - Service	18.76	(0.15	)(f)	0.55	0.40	(1.47)
2015 - IR	20.04	(0.10	)(f)	0.60	0.50	(1.47)
2014 - A	15.20	(0.15)		4.16	4.01	(0.24)
2014 - C	13.68	(0.25)		3.72	3.47	(0.24)
2014 - Institutional	16.08	(0.08)		4.40	4.32	(0.24)
2014 - Service	15.04	(0.16)		4.12	3.96	(0.24)
2014 - IR	16.01	(0.11)		4.38	4.27	(0.24)
2013 - A	13.62	(0.12)		1.70	1.58	—
2013 - C	12.34	(0.20)		1.54	1.34	—
2013 - Institutional	14.34	(0.06)		1.80	1.74	—
2013 - Service	13.49	(0.13)		1.68	1.55	—
2013 - IR	14.30	(0.09)		1.80	1.71	—
2012 - A	11.51	(0.13)		2.24	2.11	—
2012 - C	10.51	(0.21)		2.04	1.83	—
2012 - Institutional	12.08	(0.09)		2.35	2.26	—
2012 - Service	11.41	(0.14)		2.22	2.08	—
2012 - IR	12.06	(0.11)		2.35	2.24	—
2011 - A	10.43	(0.14)		1.22	1.08	—
2011 - C	9.59	(0.21)		1.13	0.92	—
2011 - Institutional	10.90	(0.09)		1.27	1.18	—
2011 - Service	10.34	(0.15)		1.22	1.07	—
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)		(0.17)	(0.24)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.10% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$15.57	(5.44)%	$212,873	1.48	%(e)	1.55	%(e)	(0.60	)%(d)(e)	16%
13.41	(5.78)	47,149	2.23	(e)	2.30	(e)	(1.35	)(d)(e)	16
16.83	(5.23)	78,697	1.08	(e)	1.15	(e)	(0.18	)(d)(e)	16
15.33	(5.52)	10,398	1.58	(e)	1.65	(e)	(0.71	)(d)(e)	16
16.67	(5.32)	5,582	1.23	(e)	1.30	(e)	(0.35	)(d)(e)	16

17.93	2.31	250,087	1.48		1.54		(0.74	)(f)	41
15.70	1.53	53,556	2.23		2.29		(1.49	)(f)	41
19.22	2.68	92,483	1.08		1.14		(0.33	)(f)	41
17.69	2.17	10,329	1.58		1.64		(0.84	)(f)	41
19.07	2.54	6,103	1.23		1.29		(0.52	)(f)	41
18.97	26.55	260,982	1.51		1.55		(0.85)		39
16.91	25.54	58,602	2.26		2.30		(1.60)		39
20.16	27.03	99,039	1.11		1.15		(0.45)		39
18.76	26.49	10,712	1.61		1.65		(0.96)		39
20.04	26.83	3,228	1.26		1.30		(0.59)		39
15.20	11.60	228,424	1.50		1.55		(0.85)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(e)	1.27	(e)	(0.59	)(e)	64

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

February 29, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, C, Institutional, Service, IR, R and R6*	Diversified
Concentrated Growth and Focused Growth	A, C, Institutional, IR, R and R6*	Non-diversified
Dynamic U.S. Equity + and Flexible Cap Growth	A, C, Institutional, IR, R and R6*	Diversified
Technology Opportunities^	A, C, Institutional, Service and IR	Diversified

*	Class R6 Shares commenced operations on July 31, 2015.

+	Formerly, Goldman Sachs U.S. Equity Fund. Effective after the close of business on April 30, 2015, the Fund changed its name to Goldman Sachs Dynamic U.S. Equity Fund.

^	Formerly, Goldman Sachs Technology Tollkeeper Fund. Effective after the close of business on July 31, 2015, the Fund changed its name to Goldman Sachs Technology Opportunities Fund.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of February 29, 2016:

CAPITAL GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$9,377,875	$—	$—
North America	794,222,618	—	—
Short-term Investments	—	8,800,000	—
Total	$803,600,493	$8,800,000	$—

CONCENTRATED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,685,107	$—	$—
North America	140,886,064	—	—
Short-term Investments	—	4,700,000	—
Total	$143,571,171	$4,700,000	$—

DYNAMIC U.S. EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$10,724,906	$—	$—
Short-term Investments	—	100,000	—
Total	$10,724,906	$100,000	$—

FLEXIBLE CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$105,718	$—	$—
North America	15,903,341	—	—
Short-term Investments	—	100,000	—
Total	$16,009,059	$100,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FOCUSED GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$26,132,056	$—	$—
Short-term Investments	—	900,000	—
Total	$26,132,056	$900,000	$—

GROWTH OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$17,964,160	$—	$—
North America	3,368,900,079	—	—
Investment Company	82,010,369	—	—
Total	$3,468,874,608	$—	$—

SMALL/MID CAP GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$15,405,589	$—	$—
Europe	70,692,445	—	—
North America	2,365,493,682	—	—
Short-term Investments	—	41,700,000	—
Total	$2,451,591,716	$41,700,000	$—

STRATEGIC GROWTH FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,655,102	$—	$—
North America	382,634,788	—	—
Short-term Investments	—	16,900,000	—
Total	$389,289,890	$16,900,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TECHNOLOGY OPPORTUNITIES FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$13,305,922	$—	$—
North America	340,033,115	—	—
Short-term Investments	—	1,900,000	—
Total	$353,339,037	$1,900,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended February 29, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Dynamic U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.78	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.76	#^
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.94	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.99	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Opportunities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. In addition, the Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. These waivers will be effective through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

^	Effective December 29, 2015, GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate of 0.76% for Focused Growth Fund. Prior to December 29, 2015, the Effective Net Management Rate for was 0.79%.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Growth Opportunities Fund invests in the FST Institutional Shares of Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the six months ended February 29, 2016, GSAM waived $28,924 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended February 29, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Capital Growth	$12,077	$372
Concentrated Growth	322	—
Dynamic U.S. Equity	213	—
Flexible Cap Growth	551	—
Focused Growth	237	—
Growth Opportunities	15,014	466
Small/Mid Cap Growth	67,437	10
Strategic Growth	2,177	11
Technology Opportunities	6,553	380

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

Effective December 29, 2015, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund. As a result of this waiver, a net transfer agency fee equal to 0.14% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Growth Opportunities Fund is being charged to those share classes. This arrangement will remain in effect through at least December 29, 2016, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

Effective December 29, 2015, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Small/Mid Cap Growth Fund. As a result of this waiver, a net transfer agency fee equal to 0.16% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class IR, and Class R Shares of the Small/Mid Cap Growth Fund is being charged to those share classes. This arrangement will remain in effect through at least December 29, 2016, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Dynamic U.S. Equity, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and Technology Opportunities Funds are 0.004%, 0.004%, 0.084%, 0.004%, 0.004%, 0.014%, 0.064%, 0.004%, and 0.034% respectively. Prior to December 29, 2015, the Other Expense limitation for Focused Growth Fund was 0.014%. These Other Expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended February 29, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$1,295,807	$—	$247,653	$1,543,460
Concentrated Growth	177,457	—	125,812	303,269
Dynamic U.S. Equity	—	—	151,294	151,294
Flexible Cap Growth	19,388	—	143,836	163,224
Focused Growth	34,997	—	157,287	192,284
Growth Opportunities	1,023,459	87,390	304,718	1,415,567
Small/Mid Cap Growth	1,681,321	69,786	—	1,751,107
Strategic Growth	588,568	—	180,819	769,387
Technology Opportunities	—	—	153,628	153,628

G.  Line of Credit Facility — As of February 29, 2016, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000 for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the six months ended February 29, 2016, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Funds.

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in shares of issuers of which the Fund is an affiliate for the six months ended February 29, 2016:

Fund	Name of Affiliated Issuer	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 2/29/16	Dividend Income
Small/Mid Cap Growth	Corium International, Inc.	$12,559,016	$600,459	$(177,041)	$(98,602)	$(6,983,404)	$5,900,428	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments by the Growth Opportunities Fund in the Underlying Fund for the six months ended February 29, 2016:

Fund	Underlying Fund	Market Value 8/31/15	Purchases at Cost	Proceeds from Sales	Market Value 2/29/16	Dividend Income
Growth Opportunities	Goldman Sachs Financial Square Government Fund	$13,549,239	$944,596,734	$(876,135,604)	$82,010,369	$22,578

As of February 29, 2016, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R	Class R6
Capital Growth	—%	—%	—%	—%	100%
Concentrated Growth	—	—	—	50	100
Dynamic U.S. Equity	6	26	—	32	100
Flexible Cap Growth	—	—	30	45	100
Focused Growth	6	—	100	100	100
Strategic Growth	—	—	—	9	100

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$203,137,604	$275,173,706
Concentrated Growth	38,754,085	53,332,774
Dynamic U.S. Equity	3,254,515	6,360,605
Flexible Cap Growth	3,469,980	3,633,777
Focused Growth	7,719,963	12,706,957
Growth Opportunities	1,221,206,481	2,000,147,186
Small/Mid Cap Growth	972,358,318	818,867,672
Strategic Growth	136,395,378	103,118,380
Technology Opportunities	63,634,829	93,744,310

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2015, the Funds’ certain timing differences, on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Timing differences (Qualified Late Year Loss Deferrals)	$—	$—	$—	$(17,832)	$—	$(27,027,734)	$—	$—	$(1,512,054)

As of February 29, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Dynamic U.S. Equity	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Opportunities
Tax Cost	$665,121,879	$127,289,299	$10,351,772	$13,539,176	$27,166,358	$3,205,299,829	$2,377,316,942	$337,861,697	$271,049,488
Gross unrealized gain	199,089,650	30,077,942	1,378,101	3,779,029	2,562,134	527,155,719	328,875,646	89,298,474	107,341,193
Gross unrealized loss	(51,811,036)	(9,096,070)	(904,967)	(1,209,146)	(2,696,436)	(263,580,940)	(212,900,872)	(20,970,281)	(23,151,644)
Net unrealized gain (loss)	$147,278,614	$20,981,872	$473,134	$2,569,883	$(134,302)	$263,574,779	$115,974,774	$68,328,193	$84,189,549

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Concentrated Growth and Focused Growth Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Technology Opportunities Fund invests primarily in equity investments in high-quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Technology Opportunities Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Opportunities Fund may also invest in a relatively few number of issuers. Thus, the Technology Opportunities Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Capital Growth Fund
	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	403,287	$9,584,088	976,847	$25,917,436
Reinvestment of distributions	2,165,893	51,418,306	4,123,424	103,869,050
Shares converted from Class B(a)	—	—	414,688	12,024,309
Shares redeemed	(1,718,980)	(41,102,100)	(3,471,469)	(91,144,434)
	850,200	19,900,294	2,043,490	50,666,361
Class B Shares(a)
Shares sold	—	—	46	(927)
Shares converted to Class A	—	—	(498,183)	(12,024,309)
Shares redeemed	—	—	(145,865)	(3,508,408)
	—	—	(644,002)	(15,533,644)
Class C Shares
Shares sold	170,844	3,186,331	341,161	7,154,847
Reinvestment of distributions	372,429	6,878,768	662,843	13,382,800
Shares redeemed	(429,832)	(8,130,566)	(658,000)	(14,020,677)
	113,441	1,934,533	346,004	6,516,970
Institutional Shares
Shares sold	268,320	7,252,066	1,585,630	45,287,101
Reinvestment of distributions	485,148	12,546,206	799,639	21,718,191
Shares redeemed	(1,663,234)	(40,488,267)	(834,379)	(23,663,917)
	(909,766)	(20,689,995)	1,550,890	43,341,375
Service Shares
Shares sold	4,734	111,872	62,182	1,605,801
Reinvestment of distributions	5,946	136,873	4,638	113,688
Shares redeemed	(15,659)	(360,972)	(28,570)	(723,854)
	(4,979)	(112,227)	38,250	995,635
Class IR Shares
Shares sold	35,344	896,730	53,066	1,401,921
Reinvestment of distributions	15,716	377,764	17,638	448,370
Shares redeemed	(28,842)	(642,873)	(22,265)	(590,653)
	22,218	631,621	48,439	1,259,638
Class R Shares
Shares sold	50,289	1,203,763	42,000	1,095,082
Reinvestment of distributions	12,478	288,121	22,629	557,123
Shares redeemed	(35,676)	(844,514)	(49,195)	(1,249,171)
	27,091	647,370	15,434	403,034
Class R6 Shares(b)
Shares sold	—	—	348	10,005
Reinvestment of distributions	28	730	—	—
Shares redeemed	—	—	(1)	(5)
	28	730	347	10,000
NET INCREASE (DECREASE)	98,233	$2,312,326	3,398,852	$87,659,369

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Dynamic U.S. Equity Fund
For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015		For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

37,137	$605,394	55,670	$978,969	9,589	$124,167	52,789	$820,752
45,827	684,660	71,053	1,165,979	23,802	308,204	52,411	765,728
—	—	7,520	147,183	—	—	—	—
(70,375)	(1,031,125)	(76,057)	(1,307,935)	(15,188)	(207,823)	(156,061)	(2,319,211)
12,589	258,929	58,186	984,196	18,203	224,548	(50,861)	(732,731)

—	—	59	1,022	—	—	—	—
—	—	(8,332)	(147,183)	—	—	—	—
—	—	(9,429)	(164,840)	—	—	—	—
—	—	(17,702)	(311,001)	—	—	—	—

25,406	340,558	58,437	871,637	1,972	24,750	18,945	278,664
20,916	267,936	27,141	391,651	2,696	33,918	3,284	46,987
(81,628)	(1,091,471)	(31,628)	(480,372)	(5,434)	(67,826)	(11,203)	(163,428)
(35,306)	(482,977)	53,950	782,916	(766)	(9,158)	11,026	162,223

215,358	3,497,468	503,027	8,885,577	48,045	651,608	215,701	3,227,428
1,049,110	16,578,988	1,700,015	29,223,264	59,033	770,241	95,608	1,401,610
(865,392)	(13,842,426)	(1,576,937)	(28,212,893)	(256,068)	(3,419,225)	(73,412)	(1,136,708)
399,076	6,234,030	626,105	9,895,948	(148,990)	(1,997,376)	237,897	3,492,330

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

2,183	30,000	2,776	47,194	23,666	286,221	44,085	607,385
2,439	36,968	4,113	68,200	3,311	43,086	2,374	34,777
(887)	(15,297)	(5,981)	(103,552)	(28,437)	(417,347)	(1,546)	(23,165)
3,735	51,671	908	11,842	(1,460)	(88,040)	44,913	618,997

158	2,353	795	13,236	143	1,948	739	11,079
210	3,065	166	2,664	424	5,478	1,202	17,544
—	—	—	—	(4,556)	(66,780)	(59)	(901)
368	5,418	961	15,900	(3,989)	(59,354)	1,882	27,722

—	—	555	10,005	—	—	666	10,005
65	1,028	—	—	77	1,003	—	—
—	—	(1)	(5)	—	—	(1)	(5)
65	1,028	554	10,000	77	1,003	665	10,000
380,527	$6,068,099	722,962	$11,389,801	(136,925)	$(1,928,377)	245,522	$3,578,541

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Flexible Cap Growth Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	113,083	$1,329,858	238,465	$2,970,412
Reinvestment of distributions	40,108	458,035	75,889	897,010
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(137,285)	(1,486,689)	(151,050)	(1,870,489)
	15,906	301,204	163,304	1,996,933
Class B Shares(a)
Shares sold	—	—	—	—
Shares converted to Class A	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	30,599	325,650	74,144	824,538
Reinvestment of distributions	11,168	116,932	16,649	182,809
Shares redeemed	(30,983)	(322,074)	(16,985)	(195,137)
	10,784	120,508	73,808	812,210
Institutional Shares
Shares sold	63,179	705,609	82,904	1,085,506
Reinvestment of distributions	41,542	497,675	90,749	1,117,114
Shares redeemed	(49,759)	(601,862)	(87,600)	(1,156,663)
	54,962	601,422	86,053	1,045,957
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	131	1,629	18,873	242,837
Reinvestment of distributions	1,142	13,475	2,697	32,792
Shares redeemed	(16,149)	(184,280)	(10,280)	(131,753)
	(14,876)	(169,176)	11,290	143,876
Class R Shares
Shares sold	850	9,565	187	2,285
Reinvestment of distributions	203	2,254	700	8,089
Shares redeemed	(9)	(91)	(2,268)	(25,967)
	1,044	11,728	(1,381)	(15,593)
Class R6 Shares(b)
Shares sold	—	—	748	10,005
Reinvestment of distributions	46	544	—	—
Shares redeemed	—	—	(1)	(5)
	46	544	747	10,000
NET INCREASE (DECREASE)	67,866	$866,230	333,821	$3,993,383

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Focused Growth Fund				Growth Opportunities Fund
For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015		For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,024	$175,583	9,436	$140,612	3,550,652	$76,017,573	10,162,774	$263,713,914
1,035	14,682	265	3,858	4,305,749	89,085,946	7,862,988	194,608,943
—	—	—	—	—	—	34,936	1,073,724
(1,439)	(18,200)	(2,237)	(33,745)	(12,683,042)	(275,716,234)	(15,091,283)	(398,553,720)
11,620	172,065	7,464	110,725	(4,826,641)	(110,612,715)	2,969,415	60,842,861

—	—	—	—	—	—	331	9,731
—	—	—	—	—	—	(41,101)	(1,073,724)
—	—	—	—	—	—	(242,765)	(6,335,557)
—	—	—	—	—	—	(283,535)	(7,399,550)

15,284	224,437	952	13,553	739,619	11,826,893	1,522,314	31,339,481
1,049	14,477	191	2,722	1,130,439	17,894,856	1,727,078	34,161,609
(950)	(11,982)	—	—	(1,811,766)	(29,942,689)	(1,878,064)	(39,006,240)
15,383	226,932	1,143	16,275	58,292	(220,940)	1,371,328	26,494,850

72,635	1,029,581	835,824	12,593,862	11,748,161	278,137,355	32,672,439	942,723,382
126,942	1,821,522	140,298	2,053,966	10,632,111	250,386,205	18,723,667	517,709,381
(461,626)	(6,496,927)	(315,947)	(4,726,228)	(29,470,816)	(711,404,839)	(46,242,562)	(1,348,789,303)
(262,049)	(3,645,824)	660,175	9,921,600	(7,090,544)	(182,881,279)	5,153,544	111,643,460

—	—	—	—	132,191	2,692,585	416,015	10,428,771
—	—	—	—	224,585	4,484,961	373,257	8,961,890
—	—	—	—	(446,504)	(8,799,489)	(617,666)	(15,639,616)
—	—	—	—	(89,728)	(1,621,943)	171,606	3,751,045

—	—	—	—	713,833	16,086,009	3,125,965	83,299,492
62	893	76	1,117	873,457	18,674,510	1,195,970	30,389,605
—	—	—	—	(1,698,757)	(37,361,991)	(1,951,082)	(52,078,172)
62	893	76	1,117	(111,467)	(2,601,472)	2,370,853	61,610,925

—	—	—	—	382,384	7,954,999	903,121	23,021,670
62	868	76	1,095	423,033	8,481,806	683,591	16,501,884
—	—	—	—	(691,800)	(14,256,115)	(956,401)	(23,828,857)
62	868	76	1,095	113,617	2,180,690	630,311	15,694,697

—	—	656	10,005	462,895	11,588,407	352	10,005
36	519	—	—	45,912	1,081,229	—	—
—	—	(1)	(5)	(17,952)	(415,452)	(1)	(5)
36	519	655	10,000	490,855	12,254,184	351	10,000
(234,886)	$(3,244,547)	669,589	$10,060,812	(11,455,616)	$(283,503,475)	12,383,873	$272,648,288

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small/Mid Cap Growth Fund

	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,459,606	$181,019,011	16,565,512	$349,968,548
Reinvestment of distributions	1,658,772	32,113,833	2,828,794	56,179,848
Shares converted from Class B(a)	—	—	16,583	355,101
Shares redeemed	(8,093,807)	(149,673,250)	(11,141,305)	(232,471,494)
	3,024,571	63,459,594	8,269,584	174,032,003
Class B Shares(a)
Shares sold	—	—	429	8,690
Shares converted to Class A	—	—	(18,064)	(355,101)
Shares redeemed	—	—	(165,032)	(3,247,551)
	—	—	(182,667)	(3,593,962)
Class C Shares
Shares sold	2,489,945	43,395,882	4,066,231	78,124,640
Reinvestment of distributions	552,467	9,612,934	939,595	16,969,081
Shares redeemed	(1,693,451)	(28,359,801)	(2,223,521)	(42,496,235)
	1,348,961	24,649,015	2,782,305	52,597,486
Institutional Shares
Shares sold	15,233,407	305,643,025	25,380,718	558,001,282
Reinvestment of distributions	1,970,711	40,044,852	3,594,511	74,478,267
Shares redeemed	(14,976,935)	(286,534,439)	(16,119,224)	(349,393,249)
	2,227,183	59,153,438	12,856,005	283,086,300
Service Shares
Shares sold	168,668	3,160,158	419,139	8,644,070
Reinvestment of distributions	20,051	380,769	19,492	380,479
Shares redeemed	(104,181)	(1,939,840)	(237,304)	(4,886,182)
	84,538	1,601,087	201,327	4,138,367
Class IR Shares
Shares sold	6,137,186	120,131,109	3,779,029	81,238,926
Reinvestment of distributions	506,347	10,050,989	679,062	13,778,175
Shares redeemed	(2,382,781)	(44,511,056)	(2,100,230)	(44,705,893)
	4,260,752	85,671,042	2,357,861	50,311,208
Class R Shares
Shares sold	449,849	8,320,721	590,027	12,110,052
Reinvestment of distributions	59,341	1,120,944	132,069	2,568,736
Shares redeemed	(289,082)	(5,405,966)	(672,345)	(13,841,156)
	220,108	4,035,699	49,751	837,632
Class R6 Shares(b)
Shares sold	44,615	877,783	427	10,005
Reinvestment of distributions	15	313	—	—
Shares redeemed	(1,162)	(21,000)	(1)	(5)
	43,468	857,096	426	10,000
NET INCREASE (DECREASE)	11,209,581	$239,426,971	26,334,592	$561,419,034

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.
(b)	Commenced operations on July 31, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Strategic Growth Fund				Technology Opportunities Fund
For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015		For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

608,446	$7,145,124	931,649	$11,624,508	1,181,164	$21,082,281	3,707,771	$68,710,401
219,495	2,569,040	623,276	7,460,611	1,154,064	20,565,422	1,001,763	17,841,403
—	—	6,679	92,424	—	—	109,463	2,114,732
(446,875)	(5,196,322)	(1,585,906)	(19,961,088)	(2,614,404)	(43,588,657)	(4,623,826)	(84,541,383)
381,066	4,517,842	(24,302)	(783,545)	(279,176)	(1,940,954)	195,171	4,125,153

—	—	—	—	—	—	72	1,203
—	—	(7,606)	(92,424)	—	—	(122,977)	(2,114,732)
—	—	(62,687)	(758,883)	—	—	(131,293)	(2,254,440)
—	—	(70,293)	(851,307)	—	—	(254,198)	(4,367,969)

133,642	1,302,439	155,852	1,661,932	206,299	3,186,003	361,936	5,854,871
55,138	544,217	143,499	1,473,731	282,440	4,341,104	254,225	3,986,258
(87,047)	(858,000)	(180,100)	(1,930,524)	(384,281)	(5,768,407)	(669,583)	(10,831,500)
101,733	988,656	119,251	1,205,139	104,458	1,758,700	(53,422)	(990,371)

6,308,632	76,167,883	5,625,401	72,107,285	554,084	10,456,089	1,165,921	22,754,302
1,582,533	19,641,430	3,789,883	47,790,420	318,647	6,130,770	354,531	6,750,272
(3,273,983)	(38,953,539)	(6,845,084)	(89,891,107)	(1,008,109)	(19,389,814)	(1,621,145)	(31,887,600)
4,617,182	56,855,774	2,570,200	30,006,598	(135,378)	(2,802,955)	(100,693)	(2,383,026)

1,395	16,153	12,295	151,634	228,963	4,018,175	281,564	5,091,170
1,139	13,276	2,064	24,623	49,979	877,134	43,016	756,231
(3,773)	(46,484)	(4,409)	(53,271)	(184,883)	(3,123,936)	(311,692)	(5,657,682)
(1,239)	(17,055)	9,950	122,986	94,059	1,771,373	12,888	189,719

6,018	78,655	10,875	148,776	44,622	871,704	223,598	4,402,391
4,008	49,728	11,782	148,694	26,798	511,029	11,996	226,845
(8,079)	(99,359)	(27,752)	(358,927)	(56,669)	(1,003,248)	(76,561)	(1,497,039)
1,947	29,024	(5,095)	(61,457)	14,751	379,485	159,033	3,132,197

900	10,260	5,711	69,325	—	—	—	—
33	381	225	2,673	—	—	—	—
(882)	(10,439)	(516)	(6,239)	—	—	—	—
51	202	5,420	65,759	—	—	—	—

—	—	750	10,005	—	—	—	—
44	558	—	—	—	—	—	—
—	—	(1)	(5)	—	—	—	—
44	558	749	10,000	—	—	—	—
5,100,784	$62,375,001	2,605,880	$29,714,173	(201,286)	$(834,351)	(41,221)	$(294,297)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Dynamic U.S. Equity Fund				Flexible Cap Growth Fund				Focused Growth Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*
Class A
Actual	$1,000.00	$950.30		$5.62	$1,000.00	$945.10		$5.95	$1,000.00	$926.70		$5.89	$1,000.00	$930.50		$5.90	$1,000.00	$945.50		$5.95
Hypothetical 5% return	1,000.00	1,019.10	+	5.82	1,000.00	1,018.75	+	6.17	1,000.00	1,018.75	+	6.17	1,000.00	1,018.75	+	6.17	1,000.00	1,018.75	+	6.17
Class C
Actual	1,000.00	946.50		9.24	1,000.00	941.30		9.56	1,000.00	923.90		9.47	1,000.00	926.60		9.48	1,000.00	941.30		9.56
Hypothetical 5% return	1,000.00	1,015.37	+	9.57	1,000.00	1,015.02	+	9.92	1,000.00	1,015.02	+	9.92	1,000.00	1,015.02	+	9.92	1,000.00	1,015.02	+	9.92
Institutional
Actual	1,000.00	951.70		3.64	1,000.00	947.00		4.02	1,000.00	929.10		3.93	1,000.00	932.00		3.94	1,000.00	947.40		4.02
Hypothetical 5% return	1,000.00	1,021.13	+	3.77	1,000.00	1,020.74	+	4.17	1,000.00	1,020.79	+	4.12	1,000.00	1,020.79	+	4.12	1,000.00	1,020.74	+	4.17
Service
Actual	1,000.00	949.70		6.11	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.60	+	6.32	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	951.10		4.37	1,000.00	946.40		4.74	1,000.00	928.30		4.65	1,000.00	931.90		4.66	1,000.00	947.00		4.74
Hypothetical 5% return	1,000.00	1,020.39	+	4.52	1,000.00	1,019.99	+	4.92	1,000.00	1,020.04	+	4.87	1,000.00	1,020.04	+	4.87	1,000.00	1,019.99	+	4.92
Class R
Actual	1,000.00	949.00		6.83	1,000.00	944.50		7.16	1,000.00	926.50		7.04	1,000.00	928.90		7.05	1,000.00	944.40		7.20
Hypothetical 5% return	1,000.00	1,017.85	+	7.07	1,000.00	1,017.50	+	7.42	1,000.00	1,017.55	+	7.37	1,000.00	1,017.55	+	7.37	1,000.00	1,017.45	+	7.47
Class R6
Actual	1,000.00	952.00		3.54	1,000.00	947.20		3.87	1,000.00	929.30		3.89	1,000.00	932.00		3.84	1,000.00	947.60		3.83
Hypothetical 5% return	1,000.00	1,021.23	+	3.67	1,000.00	1,020.88	+	4.02	1,000.00	1,020.84	+	4.07	1,000.00	1,020.88	+	4.02	1,000.00	1,020.93	+	3.97

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

	Growth Opportunities Fund				Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Opportunities Fund
Share Class	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*	Beginning Account Value 9/1/15	Ending Account Value 2/29/16		Expenses Paid for the 6 months ended 2/29/16*
Class A
Actual	$1,000.00	$899.20		$6.33	$1,000.00	$856.60		$6.09	$1,000.00	$955.90		$5.59	$1,000.00	$945.60		$7.16
Hypothetical 5% return	1,000.00	1,018.20	+	6.72	1,000.00	1,018.30	+	6.62	1,000.00	1,019.14	+	5.77	1,000.00	1,017.50	+	7.42
Class C
Actual	1,000.00	896.20		9.85	1,000.00	853.10		9.54	1,000.00	952.50		9.27	1,000.00	942.20		10.77
Hypothetical 5% return	1,000.00	1,014.47	+	10.47	1,000.00	1,014.57	+	10.37	1,000.00	1,015.37	+	9.57	1,000.00	1,013.77	+	11.17
Institutional
Actual	1,000.00	901.10		4.49	1,000.00	857.90		4.30	1,000.00	958.30		3.65	1,000.00	947.70		5.23
Hypothetical 5% return	1,000.00	1,020.14	+	4.77	1,000.00	1,020.24	+	4.67	1,000.00	1,021.13	+	3.77	1,000.00	1,019.49	+	5.42
Service
Actual	1,000.00	899.00		6.85	1,000.00	855.90		6.60	1,000.00	955.50		6.08	1,000.00	944.80		7.64
Hypothetical 5% return	1,000.00	1,017.65	+	7.27	1,000.00	1,017.75	+	7.17	1,000.00	1,018.65	+	6.27	1,000.00	1,017.01	+	7.92
Class IR
Actual	1,000.00	900.40		5.15	1,000.00	857.60		4.94	1,000.00	957.20		4.38	1,000.00	946.80		5.95
Hypothetical 5% return	1,000.00	1,019.44	+	5.47	1,000.00	1,019.54	+	5.37	1,000.00	1,020.39	+	4.52	1,000.00	1,018.75	+	6.17
Class R
Actual	1,000.00	898.10		7.50	1,000.00	855.30		7.24	1,000.00	955.30		6.81	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.96	+	7.97	1,000.00	1,017.06	+	7.87	1,000.00	1,017.90	+	7.02	N/A	N/A		N/A
Class R6
Actual	1,000.00	901.10		4.40	1,000.00	857.90		4.20	1,000.00	957.70		3.75	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.24	+	4.67	1,000.00	1,020.34	+	4.57	1,000.00	1,021.03	+	3.87	N/A	N/A		N/A

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended February 29, 2016 (Unaudited) (continued)

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Capital Growth	1.16%	1.91%	0.75%	1.26%	0.90%	1.41%	0.73%
Concentrated Growth	1.23	1.98	0.83	N/A	0.98	1.48	0.80
Dynamic U.S. Equity	1.23	1.98	0.82	N/A	0.97	1.47	0.81
Flexible Cap Growth	1.23	1.98	0.82	N/A	0.97	1.47	0.80
Focused Growth	1.23	1.98	0.83	N/A	0.98	1.49	0.79
Growth Opportunities	1.34	2.09	0.95	1.45	1.09	1.59	0.93
Small/Mid Cap Growth	1.32	2.07	0.93	1.43	1.07	1.57	0.91
Strategic Growth	1.15	1.91	0.75	1.25	0.90	1.40	0.77
Technology Opportunities	1.48	2.23	1.08	1.58	1.23	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[6]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[7]
■	N-11 Equity Fund

Select Satellite8

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions8

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[8]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser++

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 29, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 40323-TMPL-04/2016 EQGRWSAR-16 / 174K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$759,210	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $872,210 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2016